As filed with the Securities and Exchange Commission on March 2, 1998

                                                Securities Act File No. 33-42093
                                        Investment Company Act File No. 811-5510
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]

                           PRE-EFFECTIVE AMENDMENT NO.                     [ ]

                         POST-EFFECTIVE AMENDMENT NO. 11                   [x]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    [ ]

                                AMENDMENT NO. 15                           [x]

                        (Check appropriate box or boxes)

                                   ----------

                PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


    GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077
    ------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                   ----------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530

                               S. JANE ROSE, ESQ.
    GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077
    ------------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)



                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
             AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE
                             REGISTRATION STATEMENT.


              IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

    [ ]  immediately upon filing pursuant to paragraph (b)

    [x]  on March 4, 1998 pursuant to paragraph (b)

    [ ]  60 days after filing pursuant to paragraph (a)(i)

    [ ]  on (date) pursuant to paragraph (a)(i)

    [ ]  75 days after filing pursuant to paragraph (a)(ii)

    [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                   ----------

Title of Securities Being Registered ................... Shares of Common Stock,
                                                      $.001 par value per share.

================================================================================

                              CROSS REFERENCE SHEET
                            (AS REQUIRED BY RULE 495)

N-1A ITEM NO.                                     LOCATION
-------------                                     -------

PART A

Item  1.  Cover Page ...........................  Cover Page

Item  2.  Synopsis .............................  Fund Expenses; Fund Highlights

Item  3.  Condensed Financial Information ......  Fund Expenses; Financial
                                                  Highlights; How the Fund
                                                  Calculates Performance

Item  4.  General Description of Registrant ....  Cover Page; Fund Highlights;
                                                  How the Fund Invests; General
                                                  Information

Item  5.  Management of the Fund ...............  How the Fund is Managed;
                                                  General Information;
                                                  Shareholder Guide


Item  5A. Management's Discussion of
            Fund Performance ...................  Financial Highlights

Item  6.  Capital Stock and Other Securities ...  Taxes, Dividends, and
                                                  Distributions; General
                                                  Information; Shareholder Guide

Item  7.  Purchase of Securities Being Offered .  Shareholder Guide; How the
                                                  Fund Values its Shares; How
                                                  the Fund is Managed


Item  8.  Redemption or Repurchase .............  Shareholder Guide; How the
                                                  Fund Values its Shares;
                                                  General Information

Item  9.  Pending Legal Proceedings ............  Not Applicable


PART B

Item 10.  Cover Page ...........................  Cover Page

Item 11.  Table of Contents ....................  Table of Contents

Item 12.  General Information and History ......  Not Applicable

Item 13.  Investment Objectives and Policies ...  Investment Objective and
                                                  Policies; Investment
                                                  Restrictions

Item 14.  Management of the Fund ...............  Directors and Officers;
                                                  Manager; Distributor


Item 15.  Control Persons and Principal
            Holders of Securities ..............  Directors and Officers


Item 16.  Investment Advisory and
            Other Services .....................  Manager; Distributor;
                                                  Custodian, Transfer and
                                                  Dividend Disbursing Agent and
                                                  Independent Accountants

Item 17.  Brokerage Allocation and
            Other Practices ....................  Portfolio Transactions and
                                                  Brokerage

Item 18.  Capital Stock and Other Securities ...  Not Applicable

Item 19.  Purchase, Redemption and Pricing
            of Securities Being Offered ........  Purchase and Redemption of
                                                  Fund Shares; Shareholder
                                                  Investment Account; Net Asset
                                                  Value


Item 20.  Tax Status ...........................  Taxes, Dividends and
                                                  Distributions


Item 21.  Underwriters .........................  Distributor

Item 22.  Calculation of Performance Data ......  Performance Information

Item 23.  Financial Statements .................  Financial Statements

PART C
        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.


--------------------------------------------------------------------------------
Prospectus dated March 4, 1998
--------------------------------------------------------------------------------


Prudential Intermediate Global Income Fund, Inc. (the Fund) is an open-end, management investment company, or a mutual fund, whose investment objective is to seek to maximize total return, the components of which are current income and capital appreciation. The Fund seeks to achieve its objective through investment in a portfolio consisting primarily of U.S. Government securities and Foreign Government securities. The Fund may also purchase and sell certain derivatives, including put and call options on securities and foreign currencies and engage in transactions involving futures contracts and options on such futures to hedge its portfolio and to attempt to enhance return. See "How the Fund Invests--Investment Objective and Policies." THE FUND IS NON-DIVERSIFIED AND MAY INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ONE OR MORE ISSUERS. INVESTMENT IN A NON-DIVERSIFIED PORTFOLIO INVOLVES GREATER RISK THAN INVESTMENT IN A DIVERSIFIED PORTFOLIO. IN ADDITION, THE FUND MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN NON-INVESTMENT GRADE SECURITIES, WHICH MAY ENTAIL ADDITIONAL RISKS. There can be no assurance that the Fund's investment objective will be achieved. Investing in Foreign Government securities, options and futures contracts involves considerations and possible risks which are different from those ordinarily associated with investing in U.S. Government securities. See "How the Fund Invests--Investment Objective and Policies."


THE FUND MAY ENGAGE IN SHORT-TERM TRADING AND ENTER INTO BANK BORROWINGS. THESE TECHNIQUES MAY BE CONSIDERED SPECULATIVE AND MAY RESULT IN HIGHER RISKS AND COSTS TO THE FUND. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated March 4, 1998, which information is incorporated herein by reference
(is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

--------------------------------------------------------------------------------
INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND
RETAIN IT FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================
                                 FUND HIGHLIGHTS
================================================================================

     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------


WHAT IS PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.?


     Prudential Intermediate Global Income Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, non-diversified, management investment company.


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


     The Fund's investment objective is to seek to maximize total return, the components of which are current income and capital appreciation. It seeks to achieve this objective by investing primarily in a portfolio consisting of U.S. Government securities and Foreign Government securities. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 10.


WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

     Investing in securities issued by foreign governments involves considerations and risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. See "How the Fund Invests--Risk Factors--Risk Factors on Foreign Investments" at page 14. The Fund may also engage in various hedging and return enhancement strategies, including using derivatives, which may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 20. In addition, the Fund may invest up to 10% of its total assets in securities rated below investment grade, but with a minimum rating of B, as determined by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P) or by another nationally recognized statistical rating organization (NRSRO), or if unrated, deemed to be of equivalent quality by the investment adviser. Lower-rated securities are subject to a greater risk of loss of principal and interest. See "How the Fund Invests--Risk Factors--Medium and Lower-Rated Securities" at page 15. The amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Fund upon the disposition of debt securities denominated in a foreign currency and by certain hedging activities of the Fund. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders. See "Taxes, Dividends and Distributions" at page 25. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.


WHO MANAGES THE FUND?


     Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .75 of 1% of the Fund's average daily net assets. As of January 31, 1998, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $63 billion. PIFM has entered into a Subadvisory Agreement with The Prudential Investment Corporation, doing business as Prudential Investments (PI); PI through PRICOA Asset Management Ltd. (PRICOA and collectively with PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund. See "How the Fund is Managed--Manager" at page 21.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WHO DISTRIBUTES THE FUND'S SHARES?


     Prudential Securities Incorporated (Prudential Securities or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. The Distributor is paid an annual distribution and service fee which is currently being charged at a rate of .15 of 1% of the average daily net assets of the Class A shares, an annual distribution and service fee at the rate of .75 of 1% of the average daily net assets of the Class B shares and an annual distribution and service fee which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. The Distributor incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 22.

WHAT IS THE MINIMUM INVESTMENT?

     The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 28 and "Shareholder Guide--Shareholder Services" at page 39.


HOW DO I PURCHASE SHARES?


     You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. See "How the Fund Values its Shares" at page 24 and "Shareholder Guide--How to Buy Shares of the Fund" at page 28.

WHAT ARE MY PURCHASE ALTERNATIVES?


     The Fund offers four classes of shares:

o Class A Shares:    Sold with an initial sales charge of up to 3% of the
                     offering price.

o Class B Shares:    Sold without an initial sales charge but are subject to a
                     contingent deferred sales charge or CDSC (declining from 3% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within four years of purchase. Although
                     Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately five years after purchase.

o Class C Shares:    Sold without an initial sales charge and, for one year
                     after purchase, are subject to a 1% CDSC on redemptions.
                     Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

o Class Z Shares:    Sold without either an initial sales charge or CDSC to a
                     limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

     See "Shareholder Guide--Alternative Purchase Plan" at page 29.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW DO I SELL MY SHARES?


     You may redeem shares of the Fund at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 33. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

     The Fund expects to declare daily and pay monthly dividends of net investment income and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. The amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Fund upon the disposition of debt securities denominated in a foreign currency and by certain hedging activities of the Fund. See "Taxes, Dividends and Distributions" at page 25.

--------------------------------------------------------------------------------

=====================================================================================================================
                                                    FUND EXPENSES
=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------
                                           CLASS A SHARES     CLASS B SHARES       CLASS C SHARES      CLASS Z SHARES
                                           --------------     --------------       --------------      --------------

SHAREHOLDER TRANSACTION EXPENSES+
  Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price) ......................       3%                 None                   None              None

  Maximum Sales Load Imposed on
   Reinvested Dividends .................      None                None                   None              None

  Maximum Deferred Sales Load (as a
   percentage of original purchase
   price or redemption proceeds,
   whichever is lower) ..................      None      3% during the first year,        1% on             None
                                                         decreasing by 1% annually     redemptions
                                                            to 1% in the third       made within one
                                                           and fourth years and      year of purchase
                                                           0% in the fifth year*

  Redemption Fees .......................      None                None                   None              None

  Exchange Fee ..........................      None                None                   None              None


                                           CLASS A SHARES     CLASS B SHARES       CLASS C SHARES      CLASS Z SHARES
                                           --------------     --------------       --------------      --------------

ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  Management Fees .......................       .75%              .75%                    .75%              .75%

  12b-1 Fees (After Reduction) ..........       .15%++            .75%                    .75%++            None

  Other Expenses ........................       .51%              .51%                    .51%              .51%
                                               ----              ----                    ----              ----
  Total Fund Operating Expenses
   (After Reduction) ....................      1.41%             2.01%                   2.01%             1.26%
                                               ====              ====                    ====              ====


                                                                   1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                                                   ------    -------    -------   --------
EXAMPLE
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and
(2) redemption at the end of each time period:

         Class A .............................................      $44        $73      $105        $194
         Class B .............................................      $50        $73      $108        $198
         Class C .............................................      $30        $63      $108        $234
         Class Z .............................................      $13        $40      $ 69        $152

You would pay the following expenses on the same investment, assuming no redemption:

         Class A .............................................      $44        $73      $105        $194
         Class B .............................................      $20        $63      $108        $213
         Class C .............................................      $20        $63      $108        $234
         Class Z .............................................      $13        $40      $ 69        $152

The above example is based on data for the Fund's fiscal year ended December 31, 1997. THE EXAMPLE SHOULD NOT BE
CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" include operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees.

--------------

*    Class B shares will automatically convert to Class A shares approximately five years after purchase. See
     "Shareholder Guide--Conversion Feature--Class B Shares."

+    Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is
     Managed--Distributor."

++   Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay up to .30 of 1% and
     1% per annum of average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fee with respect to Class A and Class C shares of the Fund to .15 of 1% and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively, for the fiscal year ending
     December 31, 1998. Total Fund Operating Expenses without such limitation would be 1.56% for Class A shares and
     2.26% for Class C shares. See "How the Fund is Managed--Distributor."

---------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                        FINANCIAL HIGHLIGHTS
                                  (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                                          (CLASS A SHARES)
====================================================================================================================================


The following financial highlights with respect to each of the five years in the period ended December 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

------------------------------------------------------------------------------------------------------------------------------------
                                                                              TEN MONTHS                                 MAY 26,
                                          YEAR ENDED DECEMBER 31,                ENDED     YEAR ENDED FEBRUARY 28/29,  1988(B) TO
                              ------------------------------------------------DECEMBER 31,----------------------------FEBRUARY 28,
                               1997(d)    1996     1995(d)    1994      1993    1992(e)   1992(f)   1991(f)   1990(f)   1989(f)
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
  of period ................  $   8.34  $   8.30  $   7.32  $   8.43  $   7.77  $   8.39  $   8.79  $   8.56  $   8.93  $   9.30
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income ......       .54       .56       .52       .50       .59       .61       .71       .74       .73       .59
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions .............      (.18)      .33      1.20     (1.09)      .63      (.36)     (.36)      .35      (.10)     (.26)
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total from investment
    operations .............       .36       .89      1.72      (.59)     1.22       .25       .35      1.09       .63       .33
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
Dividends from net
  investment income ........      (.54)     (.56)     (.52)     (.29)     (.48)     (.59)     (.71)     (.74)     (.73)     (.59)
Distributions in excess of
  net investment income ....      (.25)     (.29)     (.22)       --        --        --        --        --        --        --
Distributions from
  capital gains ............        --        --        --      (.01)     (.08)     (.28)       --        --        --        --
Tax return of capital
  distributions ............        --        --        --      (.22)       --        --      (.04)     (.12)     (.27)     (.09)
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total distributions ......      (.79)     (.85)     (.74)     (.52)     (.56)     (.87)     (.75)     (.86)    (1.00)     (.68)
Capital charge resulting
  from the issuance of
  Fund shares ..............        --        --        --        --        --        --        --        --        --      (.02)
                              --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end
  of period ................  $   7.91  $   8.34  $   8.30  $   7.32  $   8.43  $   7.77  $   8.39  $   8.79  $   8.56  $   8.93
                              ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL RETURN(c): ...........      4.42%    11.13%    24.01%    (7.02)%   16.12%     3.09%     4.24%    13.49%     7.20%     3.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (000) .............  $137,799  $165,829  $181,985  $207,153  $320,406  $378,865  $271,714  $449,178  $437,558  $456,224
Average net assets (000) ...  $153,168  $169,219  $200,759  $262,882  $355,018  $331,339  $399,714  $437,752  $455,386  $463,039
Ratios to average
 net assets:
  Expenses, including
    distribution fees ......      1.41%     1.40%     1.40%     1.46%     1.41%     1.30%(a)  1.20%     1.04%     1.07%      .97%(a)
  Expenses, excluding
    distribution fees ......      1.26%     1.25%     1.25%     1.31%     1.26%     1.15%(a)  1.15%     1.04%     1.07%      .97%(a)
  Net investment income ....      6.62%     6.55%     6.09%     6.04%     7.42%     9.08%(a)  8.43%     8.61%     8.16%     8.54%(a)
Portfolio turnover rate ....        40%       45%      220%      554%      361%      201%      170%      250%      231%      358%

Total debt outstanding at
  end of period (000) ......        --        --        --        --        --        --        --  $ 20,240  $ 27,600  $ 34,960
Asset coverage(g) ..........        --        --        --        --        --        --        --  $ 23,193  $ 16,854  $ 14,050

----------------

(a)  Annualized.

(b)  Commencement of investment operations.

(c)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.

(d)  Calculated based upon average shares outstanding during the fiscal year.

(e)  The Fund changed its fiscal year end to December 31.

(f)  During these periods, the Fund operated as a closed-end investment company. Effective October 7, 1991, the Fund commenced operations as an open-end investment company. Accordingly, historical expenses and ratios of expenses to average net assets are not necessarily indicative of future expenses and related ratios.

(g)  Per $1,000 of debt outstanding.

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                        FINANCIAL HIGHLIGHTS
                                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                                          (CLASS B SHARES)
====================================================================================================================================


     The following financial highlights with respect to each of the five years in the period ended December 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      JANUARY 15,
                                                                                                        TEN MONTHS      1992(b)
                                                            YEAR ENDED DECEMBER 31,                       ENDED         THROUGH
                                         ----------------------------------------------------------     DECEMBER 31,  FEBRUARY 29,
                                         1997(d)        1996       1995(d)       1994         1993       1992(e)        1992
                                         -------      -------      -------      -------      -------    -----------   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning
  of period ..........................   $  8.34      $  8.31      $  7.33      $  8.44      $  7.79      $  8.40      $ 8.43
                                         -------      -------      -------      -------      -------      -------      ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income ................       .50          .53          .47          .45          .54          .57         .08
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions ..............      (.18)         .30         1.20        (1.09)         .63         (.35)       (.03)
                                         -------      -------      -------      -------      -------      -------      ------
 Total from investment operations ....       .32          .83         1.67         (.64)        1.17          .22         .05
                                         -------      -------      -------      -------      -------      -------      ------
LESS DISTRIBUTIONS
Dividends from net investment
  income .............................      (.50)        (.53)        (.47)        (.26)        (.44)        (.55)       (.08)
Distributions in excess of net
  investment income ..................      (.24)        (.27)        (.22)          --           --           --          --
Distributions from capital gains .....        --           --           --         (.01)        (.08)        (.28)         --
Tax return of capital distributions ..        --           --           --         (.20)          --           --          --
                                         -------      -------      -------      -------      -------      -------      ------
  Total distributions ................      (.74)        (.80)        (.69)        (.47)        (.52)        (.83)       (.08)
                                         -------      -------      -------      -------      -------      -------      ------
Net asset value, end of period .......   $  7.92      $  8.34      $  8.31      $  7.33      $  8.44      $  7.79      $ 8.40
                                         =======      =======      =======      =======      =======      =======      ======
TOTAL RETURN(c): .....................      3.80%       10.36%       23.25%       (7.69)%      15.29%        2.70%       0.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ......   $ 8,896      $12,987      $17,317      $22,906      $39,440      $33,500      $1,049
Average net assets (000) .............   $11,377      $15,491      $19,336      $31,835      $36,197      $18,358      $  456
Ratios to average net assets:
  Expenses, including
    distribution fees.................      2.01%        2.00%        2.00%        2.07%        2.01%        1.90%(a)    1.03%(a)
  Expenses, excluding
    distribution fees.................      1.26%        1.25%        1.25%        1.31%        1.26%        1.15%(a)     .28%(a)
  Net investment income ..............      6.04%        5.94%        5.49%        5.44%        6.67%        8.54%(a)    9.43%(a)
Portfolio turnover rate...............        40%          45%         220%         554%         361%         201%        170%

----------------

(a)  Annualized.

(b)  The Fund commenced a public offering of Class B shares on January 15, 1992. Accordingly, historical expenses and ratios to average net assets of Class B shares are not necessarily indicative of future expenses and related ratios of Class B shares.
     See "How the Fund is Managed--Distributor."

(c)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.

(d)  Calculated based upon average shares outstanding during the fiscal year.

(e)  The Fund changed its fiscal year end to December 31.

------------------------------------------------------------------------------------------------------------------------------------

======================================================================================================
                                         FINANCIAL HIGHLIGHTS
                  (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                           (CLASS C SHARES)
======================================================================================================


     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information.
The financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report, which may be obtained without charge. See
"Shareholder Guide--Shareholder Services--Reports to Shareholders."

------------------------------------------------------------------------------------------------------
                                                                                              AUGUST 1,
                                                                                               1994(b)
                                                                  YEAR ENDED DECEMBER 31,      THROUGH
                                                                ---------------------------  DECEMBER 31,
                                                                1997(d)    1996      1995(d)    1994
                                                                -----      -----     -----   ------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........................   $8.34      $8.31      $7.33      $7.69
                                                                -----      -----      -----      -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income .......................................     .50        .53        .47        .14
Net realized and unrealized gain (loss) on
    investment and foreign currency transactions ............    (.18)       .30       1.20       (.32)
                                                                -----      -----      -----      -----
  Total from investment operations ..........................     .32        .83       1.67       (.18)
                                                                -----      -----      -----      -----
LESS DISTRIBUTIONS
Dividends from net investment income ........................    (.50)      (.53)      (.47)      (.10)
Distributions in excess of net investment income ............    (.24)      (.27)      (.22)        --
Tax return of capital distributions .........................      --         --         --       (.08)
                                                                -----      -----      -----      -----
  Total distributions .......................................    (.74)      (.80)      (.69)      (.18)
                                                                -----      -----      -----      -----
Net asset value, end of period ..............................   $7.92      $8.34      $8.31      $7.33
                                                                =====      =====      =====      =====
TOTAL RETURN(C): ............................................    3.80%     10.36%     23.25%     (2.44)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .............................   $ 198      $ 190      $  13      $ 193(e)
Average net assets (000) ....................................   $ 213      $ 110      $  11      $ 197(e)
Ratios to average net assets:
  Expenses, including distribution fees .....................    2.01%      2.00%      2.00%      1.05%(a)
  Expenses, excluding distribution fees .....................    1.26%      1.25%      1.25%       .30%(a)
  Net investment income .....................................    6.25%      6.02%      5.49%      3.30%(a)
Portfolio turnover rate .....................................      40%        45%       220%       554%

------------

(a)  Annualized.

(b)  Commencement of offering of Class C shares.

(c)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(d)  Calculated based upon average shares outstanding during the fiscal year.

(e)  Figures are actual and not rounded to the nearest thousand.
------------------------------------------------------------------------------------------------------


=====================================================================================================
                                         FINANCIAL HIGHLIGHTS
                  (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                           (CLASS Z SHARES)
=====================================================================================================

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information.
The financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report, which may be obtained without charge. See
"Shareholder Guide--Shareholder Services--Reports to Shareholders."

-----------------------------------------------------------------------------------------------------
                                                                                       SEPTEMBER 13,
                                                                    YEAR ENDED           1996(a)
                                                                   DECEMBER 31,          THROUGH
                                                                       1997         DECEMBER 31, 1996
                                                                   ------------     -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........................         $ 8.34              $8.39
                                                                      ------              -----
INCOME FROM INVESTMENT OPERATIONS

Net investment income .......................................            .55                .32
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions ..............           (.18)               .12
                                                                      ------              -----
    Total from investment operations ........................            .37                .44
                                                                      ------              -----
LESS DISTRIBUTIONS

Dividends from net investment income ........................           (.55)              (.32)
Distributions in excess of net investment income ............           (.25)              (.17)
                                                                      ------              -----
    Total distributions .....................................           (.80)              (.49)
                                                                      ------              -----
Net asset value, end of period ..............................         $ 7.91              $8.34
                                                                      ======              =====
TOTAL RETURN(c): ............................................           4.57%              5.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .............................         $2,518              $ 341
Average net assets (000) ....................................         $1,668              $ 142
Ratios to average net assets:
  Expenses, including distribution fees .....................           1.26%              1.11%(b)
  Expenses, excluding distribution fees .....................           1.26%              1.11%(b)
  Net investment income .....................................           6.76%              6.94%(b)
Portfolio turnover rate .....................................             40%                45%

------------

(a)  Commencement of offering of Class Z shares.

(b)  Annualized.

(c)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

-----------------------------------------------------------------------------------------------------

================================================================================
                              HOW THE FUND INVESTS
================================================================================

INVESTMENT OBJECTIVE AND POLICIES


     THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TO MAXIMIZE TOTAL RETURN, THE COMPONENTS OF WHICH ARE CURRENT INCOME AND CAPITAL APPRECIATION. THE FUND WILL ATTEMPT TO ACHIEVE ITS OBJECTIVE BY INVESTING PRIMARILY IN OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES, AUTHORITIES OR INSTRUMENTALITIES (U.S. GOVERNMENT SECURITIES) AND IN OBLIGATIONS ISSUED OR GUARANTEED BY CERTAIN FOREIGN GOVERNMENTS, QUASI-GOVERNMENTAL ENTITIES, GOVERNMENTAL AGENCIES, SUPRANATIONAL ENTITIES OR ANY OF THEIR POLITICAL SUBDIVISIONS OR INSTRUMENTALITIES (FOREIGN GOVERNMENT SECURITIES). THE FUND WILL INVEST PRIMARILY IN INVESTMENT GRADE SECURITIES (I.E., THOSE RATED IN ONE OF THE FOUR HIGHEST RATING CATEGORIES BY MOODY'S, S&P OR ANOTHER NRSRO), OR IN NON-RATED SECURITIES DETERMINED BY THE FUND'S INVESTMENT ADVISER TO BE OF EQUIVALENT QUALITY. THE FUND MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN DEBT SECURITIES RATED BELOW INVESTMENT GRADE, WITH A MINIMUM RATING OF B, BY EITHER S&P OR MOODY'S OR COMPARABLY RATED BY ANOTHER NRSRO, OR, IF UNRATED, DEEMED TO BE OF EQUIVALENT QUALITY BY THE INVESTMENT ADVISER. SEE "RISK FACTORS--MEDIUM AND LOWER-RATED SECURITIES." UNDER NORMAL CIRCUMSTANCES, THE FUND INTENDS TO MAINTAIN INVESTMENTS IN AT LEAST THREE COUNTRIES (INCLUDING THE UNITED STATES). THE FUND WILL MAINTAIN AN AVERAGE MATURITY OF NOT MORE THAN TEN YEARS AND, IN GENERAL, WILL NOT INVEST IN SECURITIES WITH REMAINING MATURITIES GREATER THAN TEN YEARS. SEE "INVESTMENT OBJECTIVE AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. FOR TEMPORARY DEFENSIVE PURPOSES, THE FUND MAY INVEST WITHOUT LIMIT IN HIGH-QUALITY MONEY MARKET INSTRUMENTS, INCLUDING COMMERCIAL PAPER OF DOMESTIC AND FOREIGN CORPORATIONS, CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND OTHER OBLIGATIONS OF DOMESTIC AND FOREIGN BANKS AND SHORT-TERM OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS INSTRUMENTALITIES OR AGENCIES. SEE "OTHER INVESTMENTS AND INVESTMENT TECHNIQUES." THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. AS WITH AN INVESTMENT IN ANY MUTUAL FUND, AN INVESTMENT IN THIS FUND CAN DECREASE IN VALUE AND YOU CAN LOSE MONEY.


     THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY OF THE FUND. FUNDAMENTAL POLICIES MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

     The average maturity of the Fund's portfolio will be actively managed in light of market conditions and trends. Generally, when the investment adviser expects interest rates to rise, the average maturity of the Fund's portfolio will be shortened. Conversely, when the investment adviser expects interest rates to fall, the average maturity of the Fund's portfolio will be lengthened. The investment adviser believes that this strategy will enable the Fund to preserve capital while seeking to provide high current income. Intermediate-term U.S. and Foreign Government securities generally are more stable and less susceptible to principal loss than longer-term securities. While intermediate-term securities in most cases offer lower yields than securities with longer maturities, the Fund intends to enhance return by writing options on U.S. and Foreign Government securities. Option writing can result in the loss of principal under certain market conditions. See "Other Investments and Investment Techniques--Hedging and Return Enhancement Strategies." The Fund will, to a limited extent, also be permitted to acquire other debt securities of U.S. corporate issuers, securities issued in private placements, convertible securities, preferred stock, collateralized mortgage obligations and warrants accompanied by debt securities.

     THE FUND IS A "NON-DIVERSIFIED" INVESTMENT COMPANY AND MAY INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ONE OR MORE ISSUERS. INVESTMENT IN A NON-DIVERSIFIED INVESTMENT COMPANY INVOLVES GREATER RISK THAN INVESTMENT IN A DIVERSIFIED INVESTMENT COMPANY BECAUSE A LOSS RESULTING FROM THE DEFAULT OF A SINGLE ISSUER MAY REPRESENT A GREATER PORTION OF THE TOTAL ASSETS OF A NON-DIVERSIFIED PORTFOLIO.

     U.S. GOVERNMENT SECURITIES

     U.S. TREASURY SECURITIES. The Fund will invest in U.S. Treasury securities, including Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund will invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations. See "Other Investments and Investment Techniques" below.

     Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

     MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

     The Fund may also invest in mortgage pass-through securities where all interest payments go to one class of holders (Interest Only Securities or IOs) and all principal payments go to a second class of holders (Principal Only Securities or POs). These securities are commonly referred to as mortgage-backed securities strips or MBS strips. The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The Fund will only invest in MBS strips rated Aaa by Moody's or AAA by S&P. See "Investment Objective and Policies--U.S. Government Securities--Mortgage-Related Securities Issued by U.S. Government Instrumentalities" in the Statement of Additional Information.


     The Fund will invest in both adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and fixed-rate mortgage securities (FRMs), which are collateralized by fixed-rate mortgages. See "Investment Objective and Policies" in the Statement of Additional Information.

     The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. Under adverse market or economic conditions, the secondary market for these securities may not be as liquid as the market for other mortgage-related securities and it may be difficult for the investment adviser to sell these securities or the investment adviser might have to sell these securities at a loss. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

     ZERO COUPON BONDS. The Fund may invest up to 5% of its total assets in zero coupon securities. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit investment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and consequently its current income may be reduced.


     FOREIGN GOVERNMENT SECURITIES. Foreign Government securities include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities). The Fund may invest in the Foreign Government securities of developed countries and developing or emerging market countries that the investment adviser believes to be stable. Foreign Government securities may be denominated in U.S. dollars or in foreign currencies. The Fund's investments may include Foreign Government securities of the countries named below, among others:



AMERICAS            ASIA AND PACIFIC                           EUROPE
---------       ------------------------       -----------------------------------------------

Argentina       Australia    New Zealand       Austria         Hungary          Portugal
Canada          China        Pakistan          Belgium         Ireland          Spain
Chile           Hong Kong    Philippines       Czech Republic  Israel           Sweden
Colombia        India        Singapore         Denmark         Italy            Switzerland
Mexico          Indonesia    South Korea       Finland         The Netherlands  Turkey
Peru            Japan        Taiwan            France          Luxembourg       United Kingdom
Uruguay         Korea        Thailand          Germany         Norway
Venezuela       Malaysia                       Greece          Poland



     A supranational entity is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental entities are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign Government securities also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the twelve member states of the European Community. Foreign Government securities also include mortgage-backed securities issued by Government Entities including quasi-governmental entities and the remaining maturities of such securities shall be treated by the Fund in the same manner as mortgage-backed U.S. Government securities.

     The Fund may invest in component parts of debt securities of foreign governments or semi-governmental entities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These securities may take the form of (i) obligations from which the interest coupons have been stripped (principal only); (ii) the interest coupons that are stripped (interest only); (iii) book-entries at a bank representing ownership of obligation components; or (iv) receipts evidencing the component parts (corpus or coupons) of obligations that have not actually been stripped. Such receipts evidence ownership of component parts of obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party. Stripped securities are, in general, more sensitive to interest rate changes than securities that have not been stripped. Combined with investments in similar U.S. Government securities, the Fund will not invest more than 10% of its total assets in such securities.


     RETURNS AVAILABLE FROM FOREIGN CURRENCY DENOMINATED DEBT INSTRUMENTS CAN BE ADVERSELY AFFECTED BY CHANGES IN EXCHANGE RATES. The Fund's investment adviser believes that the use of foreign currency hedging techniques, including "cross-currency hedges," may assist, under certain conditions, in helping to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-currency hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. Cross-currency hedges can, therefore, under certain conditions, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, there can be no assurance that the Fund will be able to engage in cross-currency hedging or that foreign exchange rate relationships will be sufficiently predictable to enable the investment adviser to employ cross-currency hedging techniques successfully. A cross-currency hedge cannot protect against exchange rate risks perfectly, and if the investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.


     The Fund may invest without limitation in commercial paper and other instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments provide that the principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such an instrument with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such instruments entail the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

     The Fund will not normally invest in securities denominated in a particular foreign currency if, immediately thereafter, securities denominated in such currency would exceed 30% of the total assets of the Fund unless, in the judgment of the investment adviser, the particular currency appears likely to appreciate significantly relative to the U.S. dollar. However, the Fund may invest up to 50% of its total assets in securities denominated in Canadian, Japanese, British or German currencies. The Fund will not invest more than 25% of its total assets in securities issued or guaranteed by Government Entities associated with any single foreign country, which shall be deemed to be "industries." The Government Entities of national and local governments will be considered separate industries. See "Investment Restrictions" in the Statement of Additional Information.


RISK FACTORS

     RISK FACTORS ON FOREIGN INVESTMENTS

     INVESTING IN SECURITIES ISSUED BY FOREIGN GOVERNMENTS INVOLVES CONSIDERATIONS AND POSSIBLE RISKS NOT TYPICALLY ASSOCIATED WITH INVESTING IN OBLIGATIONS ISSUED BY THE U.S. GOVERNMENT AND DOMESTIC CORPORATIONS. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

     The Fund will invest in Foreign Government securities denominated in foreign currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These changes will also affect the Fund's yield, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency decreases after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate for any such currency decreases between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease distributable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income. The Fund will invest only in foreign currency denominated Foreign Government securities that are freely convertible into U.S. dollars without legal restriction at the time of investment. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders.

     The Fund's interest income from Foreign Government securities issued in local markets may, in some cases, be subject to applicable withholding taxes imposed by governments in such markets. The Fund may sell a foreign security it owns prior to maturity in order to avoid foreign withholding taxes on dividend and interest income and buy back the same security for a future settlement date. See "How the Fund Invests--Other Investments and Investment Techniques--When-Issued and Delayed Delivery Securities." Interest on Foreign Government securities is not generally subject to foreign withholding taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     Shareholders should be aware that investing in the fixed-income markets of emerging market countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

     MEDIUM AND LOWER-RATED SECURITIES


     The Fund may invest in medium-grade securities (i.e., rated Baa by Moody's or BBB by S&P or comparably rated by another NRSRO, or if unrated, deemed to be of equivalent quality by the investment adviser) and up to 10% of its total assets in lower-rated securities (i.e., rated lower than Baa by Moody's or lower than BBB by S&P or comparably rated by another NRSRO, or if unrated, deemed to be of equivalent quality by the investment adviser). However, the Fund will not purchase a security rated lower than B by Moody's or S&P or comparably rated by another NRSRO, or if unrated, deemed to be of equivalent quality by the investment adviser. Securities rated Baa by Moody's, although considered investment grade, possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.

     Generally, lower-rated securities and unrated securities of comparable quality, commonly referred to as "junk" bonds (i.e., securities rated lower than Baa by Moody's or BBB or S&P), offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The investment adviser, under the supervision of the Manager and the Board of Directors, in evaluating the creditworthiness of an issuer, whether rated or unrated, takes various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends and regulatory matters.


     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher-rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the investment adviser will consider this event in its determination of whether the Fund should continue to hold the securities.


     During the year ended December 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the Fund expressed as a percentage of the Fund's total investments were as follows:

                                      PERCENTAGE OF
                                          TOTAL
                         RATING        INVESTMENTS
                         ------       -------------

                        AAA/Aaa     =    66.38%
                          AA/Aa     =     8.02
                            A/A     =     4.90
                        BBB/Baa     =    11.39
                          BB/Ba     =     7.15
                            B/B     =     1.04
                        Unrated     =     1.11



OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

     In addition to U.S. Government securities and Foreign Government securities, the Fund is permitted to make the investments described below. Under normal circumstances, these investments will represent no more than 35% of the total assets of the Fund.


     The Fund is permitted to invest (i) up to 20% of its total assets in any combination of debt securities of U.S. corporate issuers that are rated Baa or better by Moody's or BBB or better by S&P, (ii) up to 10% of its total assets in convertible securities and (iii) up to 10% of its total assets in common shares and warrants to purchase common shares when such shares or warrants are accompanied by debt securities. See "Risk Factors--Medium and Lower-Rated Securities" above. Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     The Fund may invest in obligations of foreign banks and foreign branches of U.S. banks only if, after giving effect to such investment, all such investments would constitute less than 20% of the Fund's total assets. This limitation shall not be construed to apply to any forward commitments or options on foreign currencies purchased by the Fund from any such banks for hedging purposes as described below under "Hedging and Return Enhancement Strategies." These investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. In addition, there may be less publicly available information about a foreign bank or foreign branch of a U.S. bank than about a domestic bank and such entities may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic banks.

     The Fund may also purchase collateralized mortgage obligations (CMOs) if, after giving effect to such investment, all such investments would constitute less than 10% of the Fund's total assets. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs and multi-class pass-through securities.


     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for purposes of this Prospectus.


     SECURITIES LENDING

     The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100% of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


     REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.


     BORROWING

     The Fund may borrow up to 20% of the value of its total assets (computed at the time the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. During periods when the Fund has borrowed for temporary, extraordinary or emergency purposes or for the clearance of transactions, the Fund may pursue its investment objective by purchasing additional securities which can result in increased volatility of the Fund's net asset value. The Fund will not borrow to take advantage of investment opportunities. See "Additional Investment Policies--Borrowing" in the Statement of Additional Information. The Fund may pledge up to 20% of its total assets to secure these borrowings.


     ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


HEDGING AND RETURN ENHANCEMENT STRATEGIES

     THE FUND MAY ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING USING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the use of options, forward currency exchange contracts and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Additional Investment Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.


     OPTIONS TRANSACTIONS

     THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES THAT ARE TRADED ON NATIONAL SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ATTEMPT TO ENHANCE RETURN OR TO HEDGE ITS PORTFOLIO INVESTMENTS. THESE OPTIONS WILL BE ON DEBT SECURITIES, FINANCIAL INDICES (E.G., S&P 500), U.S. GOVERNMENT SECURITIES (LISTED ON AN EXCHANGE AND OVER-THE-COUNTER, I.E., PURCHASED OR SOLD THROUGH U.S. GOVERNMENT SECURITIES DEALERS), FOREIGN GOVERNMENT SECURITIES AND FOREIGN CURRENCIES. The Fund may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same type. See "Additional Investment Policies--Options on Securities" in the Statement of Additional Information.

     A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.

     A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.


     THE FUND WILL WRITE ONLY "COVERED" OPTIONS. A WRITTEN option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under this first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. See "Additional Investment Policies--Additional Risks of Options, Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information. There is no limitation on the amount of covered call options the Fund may write.


     FORWARD CURRENCY EXCHANGE CONTRACTS

     THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS PORTFOLIO AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. See "Additional Investment Policies--Forward Currency Exchange Contracts" in the Statement of Additional Information.

     THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in or convertible into that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged. See "Additional Investment Policies--Forward Currency Exchange Contracts" in the Statement of Additional Information.

     FUTURES CONTRACTS AND OPTIONS THEREON

     THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THESE FUTURES CONTRACTS AND RELATED OPTIONS WILL BE ON DEBT SECURITIES, FINANCIAL INDICES, U.S. GOVERNMENT SECURITIES, FOREIGN GOVERNMENT SECURITIES AND FOREIGN CURRENCIES. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

     THE FUND MAY NOT PURCHASE OR SELL FUTURES CONTRACTS AND RELATED OPTIONS TO ATTEMPT TO ENHANCE RETURN IF IMMEDIATELY THEREAFTER THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE FUND'S EXISTING FUTURES AND OPTIONS ON FUTURES AND PREMIUMS PAID FOR SUCH RELATED OPTIONS WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE FUND'S TOTAL ASSETS. THE FUND MAY PURCHASE AND SELL FUTURES CONTRACTS AND RELATED OPTIONS WITHOUT LIMITATION, FOR BONA FIDE HEDGING PURPOSES IN ACCORDANCE WITH REGULATIONS OF THE CFTC (I.E., TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS). THE TOTAL CONTRACT VALUE OF ALL FUTURES CONTRACTS SOLD WILL NOT EXCEED THE TOTAL MARKET VALUE OF THE FUND'S INVESTMENTS.


     THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than a specified futures contract, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.


     THE FUND'S ABILITY TO ENTER INTO OR CLOSE OUT FUTURES CONTRACTS AND OPTIONS THEREON IS LIMITED BY THE REQUIREMENTS OF THE INTERNAL REVENUE CODE FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY. See "Additional Investment Policies--Options on Futures Contracts" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.


     RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

     PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's prediction of movements in the direction of the securities, foreign currency or interest rate markets is inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts and foreign currencies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging techniques. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     SHORT SALES AGAINST-THE-BOX


     The Fund may make short sales against-the-box in which the Fund owns an equal amount of the securities sold short or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.


PORTFOLIO TURNOVER AND BROKERAGE

     The Fund has no fixed policy with respect to portfolio turnover; however it is anticipated that the Fund's annual portfolio turnover rate will not exceed 300%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's investment securities, excluding securities having a maturity at the date of purchase of one year or less. While the Fund will pay commissions in connection with its options and futures transactions, most of the securities purchased by the Fund are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. Nevertheless, high portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.


================================================================================
                             HOW THE FUND IS MANAGED
================================================================================

     THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

     For the fiscal year ended December 31, 1997, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B, Class C and Class Z shares were 1.41%, 2.01%, 2.01% and 1.26%, respectively. See "Financial Highlights."


MANAGER

     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .75 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. For the fiscal year ended December 31, 1997, the Fund paid management fees to PIFM of .75% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

     As of January 31, 1998, PIFM served as the manager of 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $63 billion.

     UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

     UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI), PI THROUGH A SUBADVISORY AGREEMENT WITH PRICOA ASSET MANAGEMENT LTD. (PRICOA AND COLLECTIVELY WITH PI, THE SUBADVISER OR THE INVESTMENT ADVISER) FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND. PI reimburses PRICOA, and PIFM reimburses PI, for its reasonable costs and expenses incurred in providing such services. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services.

     The portfolio is managed by J. Gabriel Irwin and Simon Wells, who head a Global Fixed Income Group of PI. As a team, they have responsibility for the day-to-day management of the Fund's portfolio. Messrs. Irwin and Wells have been officers of PRICOA since August 1997 and have been employed by PI and Prudential-Bache Securities (U.K.) Inc. since April 1995. Messrs. Irwin and Wells were previously employed by Smith Barney Global Capital Management Inc., where they worked together as Directors and senior members of the Investment Policy Committee and managed approximately $1.5 billion in institutional and mutual fund assets. Messrs. Irwin and Wells also serve as the portfolio managers of Prudential Global Limited Maturity Fund, Inc., Prudential International Bond Fund, Inc. and The Global Total Return Fund, Inc.

     PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. PRICOA, a subsidiary of Prudential, is a private limited company organized under the laws of England and regulated by IMRO in the conduct of its investment business. Its address is 115 Houndsditch, London EC3A 7BU.


DISTRIBUTOR

     PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

     UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


     UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSET VALUE OF THE CLASS A SHARES. The

Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has agreed to limit its distribution related fees payable under the Class A Plan to .15 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1998.

       UNDER THE CLASS B AND CLASS C PLANS, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .75 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class B shares, and
(ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .75 of 1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 1998. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

       For the fiscal year ended December 31, 1997, the Fund paid distribution expenses of .15%, .75% and .75% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

       Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

       Each Plan provides that it shall continue in effect from year to year, provided that a majority of the Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

       In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

       The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.


FEE WAIVERS

       Prudential Securities has agreed to limit its distribution fee for Class A and Class C shares as described above under "Distributor." Fee waivers will increase the Fund's yield and total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.

PORTFOLIO TRANSACTIONS


     Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

YEAR 2000

     The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.


================================================================================
                         HOW THE FUND VALUES ITS SHARES
================================================================================

     THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. FOR VALUATION PURPOSES, QUOTATIONS OF FOREIGN SECURITIES IN FOREIGN CURRENCIES ARE CONVERTED TO U.S. DOLLAR EQUIVALENTS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.


     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.


     The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. As long as the Fund declares dividends daily, the NAV of Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the dividends will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

================================================================================
                       HOW THE FUND CALCULATES PERFORMANCE
===============================================================================

     FROM TIME TO TIME THE FUND MAY ADVERTISE ITS YIELD, AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN IN ADVERTISEMENTS OR SALES LITERATURE. YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

================================================================================
                       TAXES, DIVIDENDS AND DISTRIBUTIONS
================================================================================

     TAXATION OF THE FUND


     THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.


     Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be a return of capital to you, reducing your basis in your Fund shares.

     The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders. The Fund may be permitted to "pass through" to shareholders the right to take credits against federal income taxes or deductions in respect of foreign taxes paid by the Fund. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


     Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     TAXATION OF SHAREHOLDERS. Any dividends out of net taxable investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Certain gains or losses from fluctuations in exchange rates (Section 988 gains or losses) will affect the amount of ordinary income the Fund will be able to pay as dividends. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months currently is 28% and for securities held more than 18 months is 20%. The maximum tax rate for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     Both regular and capital gains dividends are taxable to shareholders in the year in which received, whether they are received in cash or in additional shares. In addition, certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the year the dividends are declared. This rule applies to dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid during January of the following calendar year.

     Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to interest income, capital and currency gain, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from some other sources are not eligible for the corporate dividends-received deduction. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

     Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder. Gain or loss on shares held more than 18 months will be considered in determining a holder's adjusted net capital gain subject to a maximum tax rate of 20%.

     The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

     WITHHOLDING TAXES. Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of taxable dividends, capital gain income and redemption proceeds payable to certain individuals and non-corporate shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

     Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


     DIVIDENDS AND DISTRIBUTIONS


     THE FUND EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class other than Class Z will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A shares and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of capital gains will be in the same amount per share for each class of shares. See "How the Fund Values its Shares."

     DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year.

     As of December 31, 1997, the Fund had a capital loss carryforward for federal income tax purposes of approximately $79,251,100.

     IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.


================================================================================
                               GENERAL INFORMATION
================================================================================

DESCRIPTION OF COMMON STOCK


       THE FUND WAS INCORPORATED IN MARYLAND ON MARCH 15, 1988 UNDER THE NAME "THE PRUDENTIAL INTERMEDIATE INCOME FUND, INC." AS A CLOSED-END, NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY. THE FUND OPERATED AS A CLOSED-END FUND PRIOR TO OCTOBER 7, 1991. ON AUGUST 8, 1991, SHAREHOLDERS APPROVED OPEN-ENDING THE FUND AND CHANGING THE FUND'S NAME TO "PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC." AND, SINCE OCTOBER 7, 1991, THE FUND HAS OPERATED AS AN OPEN-END FUND. THE FUND IS AUTHORIZED TO ISSUE 2 BILLION SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK. EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK CONSISTS OF 500 MILLION AUTHORIZED SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.


     The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

     THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS FOR EXAMPLE THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OF THE FUND OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION


     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


================================================================================
                                SHAREHOLDER GUIDE
================================================================================

HOW TO BUY SHARES OF THE FUND


     YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form by the Transfer Agent or the Distributor plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Payments may be made by cash, wire, check or through your brokerage account. See "Alternative Purchase Plan" and "How the Fund Values its Shares."

     The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares, for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

     Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

     The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


     Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


     Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Prudential Intermediate Global Income Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Intermediate Global Income Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

     THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                    ANNUAL 12B-1 FEES
                                                       (AS A % OF
                                                      AVERAGE DAILY
                    SALES CHARGE                       NET ASSETS)                OTHER INFORMATION
                    ------------                    -----------------             -----------------
CLASS A   Maximum initial sales charge of 3%     .30 of 1% (currently       Initial sales charge waived or
          of the public offering price           being charged at a rate    reduced for certain purchases
                                                 of .15 of 1%)


CLASS B   Maximum CDSC of 3% of the lesser       .75%                       Shares convert to Class A shares
          of the amount invested or the                                     approximately five years after
          redemption proceeds; declines to                                  purchase
          zero after four years


CLASS C   Maximum CDSC of 1% of the lesser       1% (currently being        Shares do not convert to
          of the amount invested or the          charged at a rate of       another class
          redemption proceeds on                 .75 of 1%)
          redemptions made within one
          year of purchase

CLASS Z   None                                   None                       Sold to a limited group of
                                                                            investors


     The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.


     Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.


     IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately five years after purchase (see "Conversion Feature--Class B Shares" below).


     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 3% which declines to zero over a 4 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 5 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 5 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over the period of time or redemptions when the CDSC is applicable.

     ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.


     CLASS A SHARES


     The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV per share plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:


                                             SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION AS
                                              PERCENTAGE OF      PERCENTAGE OF         PERCENTAGE OF
AMOUNT OF PURCHASE                           OFFERING PRICE     AMOUNT INVESTED       OFFERING PRICE
------------------                           --------------     ---------------       --------------
Less than $100,000 .......................        3.0%               3.09%                2.75%
$100,000 but less than $499,000 ..........        2.5                2.56                 2.25
$500,000 but less than $999,000 ..........        2.0                2.04                 1.75
$1,000,000 and above .....................        None               None                 None


     The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined under the federal securities laws.

     In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.


     REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


     Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or

Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

     Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Programs (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

     PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Transfer Agent.

     PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The Program is offered to companies that have at least 250 eligible employees.


     Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.


     Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b)employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase, and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.


     You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

     CLASS B AND CLASS C SHARES


     The offering price of Class B and Class C shares for investors choosing one of the deferred sales alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." The Distributor will pay, from its own resources, sales commissions of up to 3% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


     CLASS Z SHARES

     Class Z shares are currently available for purchase by (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds, or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.


HOW TO SELL YOUR SHARES


     YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

     IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.


     IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves this right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


     PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or(d) exist.

     PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable (i.e., U.S. Government securities or securities listed on a national exchange) and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain or loss realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes. For more information on the rule which disallows a loss on the sale or exchange of shares of the Fund which are replaced, see "Taxes, Dividends and Distributions" above and in the Statement of Additional Information.


CONTINGENT DEFERRED SALES CHARGES


     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 3% to zero over a four-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your shares to an amount which is lower than the amount of all payments by you for shares during the preceding four years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                              CONTINGENT DEFERRED SALES CHARGE
YEAR SINCE PURCHASE                          AS A PERCENTAGE OF DOLLARS INVESTED
   PAYMENT MADE                                    OR REDEMPTION PROCEEDS
------------------                           -----------------------------------
First ...................................                  3.0%
Second ..................................                  2.0%
Third ...................................                  1.0%
Fourth ..................................                  1.0%
Fifth ...................................                  None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding four years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 2% (the applicable rate in the second year after purchase) for a total CDSC of $4.80.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


     WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i)in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii)in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii)a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

     Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

     In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

     You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.


     A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.


     WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

     PruArray or SmartPath Plans. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.


CONVERSION FEATURE--CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least five years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately five years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately five years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.


     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately six years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


     AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the Fund in which shares were initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


     IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

     IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.


     The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.


     FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

     To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES

     In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges.

     o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities you should contact your financial adviser.

     o AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

     o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

     o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."


     o REPORTS TO SHAREHOLDERS. The Fund will send to you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

     o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                                   APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS


MOODY'S INVESTORS SERVICE, INC.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.


     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.


     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

     AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


COMMERCIAL PAPER

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.


     A-1: This highest category designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

=======================================================================================================
                                   THE PRUDENTIAL MUTUAL FUND FAMILY
=======================================================================================================


Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the
Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

-------------------------------------------------------------------------------------------------------

         ==========================                           ==========================
             TAXABLE BOND FUNDS                                      EQUITY FUNDS
         ==========================                           ==========================
Prudential Diversified Bond Fund, Inc.               Prudential Balanced Fund
Prudential Government Income Fund, Inc.              Prudential Distressed Securities Fund, Inc.
Prudential Government Securities Trust               Prudential Emerging Growth Fund, Inc.
  Short-Intermediate Term Series                     Prudential Equity Fund, Inc.
Prudential High Yield Fund, Inc.                     Prudential Equity Income Fund
Prudential Mortgage Income Fund, Inc.                Prudential Index Series Fund
Prudential Structured Maturity Fund, Inc.              Prudential Bond Market Index Fund
  Income Portfolio                                     Prudential Europe Index Fund
                                                       Prudential Pacific Index Fund
         ==========================                    Prudential Small-Cap Index Fund
           TAX-EXEMPT BOND FUNDS                       Prudential Stock Index Fund
         ==========================                  Prudential Jennison Series Fund, Inc.
                                                       Prudential Jennison Active Balanced Fund
Prudential California Municipal Fund                   Prudential Jennison Growth Fund
  California Series                                    Prudential Jennison Growth & Income Fund
  California Income Series                           Prudential Multi-Sector Fund, Inc.
Prudential Municipal Bond Fund                       Prudential Small-Cap Quantum Fund, Inc.
  High Yield Series                                  Prudential Small Company Value Fund, Inc.
  Insured Series                                     Prudential Utility Fund, Inc.
  Intermediate Series                                Nicholas-Applegate Fund, Inc.
Prudential Municipal Series Fund                       Nicholas-Applegate Growth Equity Fund
  Florida Series
  Maryland Series                                           ==========================
  Massachusetts Series                                          MONEY MARKET FUNDS
  Michigan Series                                           ==========================
  New Jersey Series
  New York Series                                    o Taxable Money Market Funds
  North Carolina Series                              Cash Accumulation Trust
  Ohio Series                                          Liquid Assets Fund
  Pennsylvania Series                                  National Money Market Fund
Prudential National Municipals Fund, Inc.            Prudential Government Securities Trust
                                                       Money Market Series
         ==========================                    U.S. Treasury Money Market Series
               GLOBAL FUNDS                          Prudential Special Money Market Fund, Inc.
         ==========================                    Money Market Series
                                                     Prudential MoneyMart Assets, Inc.
Prudential Europe Growth Fund, Inc.                  o Tax-Free Money Market Funds
Prudential Global Genesis Fund, Inc.                 Prudential Tax-Free Money Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.        Prudential California Municipal Fund
  Limited Maturity Portfolio                           California Money Market Series
Prudential Intermediate Global Income Fund, Inc.     Prudential Municipal Series Fund
Prudential International Bond Fund, Inc.               Connecticut Money Market Series
Prudential Natural Resources Fund, Inc.                Massachusetts Money Market Series
Prudential Pacific Growth Fund, Inc.                   New Jersey Money Market Series
Prudential World Fund, Inc.                            New York Money Market Series
  Global Series                                      o Command Funds
  International Stock Series                         Command Money Fund
The Global Total Return Fund, Inc.                   Command Government Fund
Global Utility Fund, Inc.                            Command Tax-Free Fund
                                                     o Institutional Money Market Funds
                                                     Prudential Institutional Liquidity Portfolio, Inc.
                                                       Institutional Money Market Series

-------------------------------------------------------------------------------------------------------


No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

=====================================================


                  TABLE OF CONTENTS
                                                          PRUDENTIAL
                                                 PAGE
                                                 ----     INTERMEDIATE
FUND HIGHLIGHTS ................................    2
  What are the Fund's Risk Factors and                    GLOBAL
    Special Characteristics? ...................    2
FUND EXPENSES ..................................    5     INCOME
FINANCIAL HIGHLIGHTS ...........................    6
HOW THE FUND INVESTS ...........................   10     FUND, INC.
  Investment Objective and Policies ............   10
  Risk Factors .................................   14
  Other Investments and Investment Techniques ..   16
  Hedging and Return Enhancement Strategies ....   18
  Portfolio Turnover and Brokerage .............   21
  Investment Restrictions ......................   21
HOW THE FUND IS MANAGED ........................   21
  Manager ......................................   21
  Distributor ..................................   22
  Fee Waivers ..................................   23
  Portfolio Transactions .......................   24
  Custodian and Transfer and
    Dividend Disbursing Agent ..................   24
    Year 2000 ..................................   24
HOW THE FUND VALUES ITS SHARES .................   24
HOW THE FUND CALCULATES PERFORMANCE ............   25        ===================
TAXES, DIVIDENDS AND DISTRIBUTIONS .............   25
GENERAL INFORMATION ............................   27        P R O S P E C T U S
  Description of Common Stock ..................   27
  Additional Information .......................   28           MARCH 4, 1998
SHAREHOLDER GUIDE ..............................   28
  How to Buy Shares of the Fund ................   28
  Alternative Purchase Plan ....................   29
  How to Sell Your Shares ......................   33
  Conversion Feature--Class B Shares ...........   37         WWW.PRUDENTIAL.COM
  How to Exchange Your Shares ..................   38
  Shareholder Services .........................   39        ===================
DESCRIPTION OF SECURITY RATINGS ................  A-1
THE PRUDENTIAL MUTUAL FUND FAMILY ..............  B-1


=====================================================                PRUDENTIAL
                                                              [LOGO]
MF155A                                                               INVESTMENTS

-----------------------------------------------------
|        CUSIP Nos.:  Class A: 74435G-20-3          |
|                     Class B: 74435G-30-2          |
|                     Class C: 74435G-40-1          |
|                     Class Z: 74435G-50-0          |
-----------------------------------------------------

                PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.

                       Statement of Additional Information
                             dated March 4, 1998

     Prudential Intermediate Global Income Fund, Inc. (the Fund) is an open-end, non-diversified, management investment company, or a mutual fund, whose investment objective is to seek to maximize total return, the components of which are current income and capital appreciation. The Fund will seek to achieve this objective through investment in a portfolio consisting primarily of U.S. Government securities and Foreign Government securities. The Fund may also purchase and sell certain derivatives, including put and call options on U.S. Government securities and Foreign Government securities and engage in transactions involving futures contracts and options on such futures with respect to U.S. Government securities and Foreign Government securities. There can be no assurance that the Fund's investment objective will be achieved. Investing in Foreign Government securities, options and futures contracts involves considerations and possible risks which are different from those ordinarily associated with investing in U.S. Government securities.

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Fund's Prospectus, dated March 4, 1998, a copy of which may be obtained from the Fund at the address noted above.


                                TABLE OF CONTENTS

                                                                 CROSS-REFERENCE
                                                                   TO PAGE IN
                                                          PAGE     PROSPECTUS
                                                          ----   ---------------
Investment Objective and Policies .....................   B-2          10
Additional Investment Policies ........................   B-4          16
Investment Restrictions ...............................   B-14         21
Directors and Officers ................................   B-15         21
Manager ...............................................   B-19         21
Distributor ...........................................   B-20         22
Portfolio Transactions and Brokerage ..................   B-22         24
Purchase and Redemption of Fund Shares ................   B-23         28
Shareholder Investment Account ........................   B-26         39
Net Asset Value .......................................   B-30         24
Performance Information ...............................   B-31         25
Taxes, Dividends and Distributions ....................   B-32         25
Organization and Capitalization .......................   B-35         27
Custodian, Transfer and Dividend Disbursing Agent
  and Independent Accountants .........................   B-35         24
Financial Statements ..................................   B-36         --
Report of Independent Accountants .....................   B-49         --
Appendix I--General Investment Information ............    I-1         --
Appendix II--Historical Performance Data ..............   II-1         --
Appendix III--Information Relating to Prudential ......  III-1         --

================================================================================


MF155B

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek to maximize total return, the components of which are current income and capital appreciation. The Fund will seek to achieve this objective through investment in a portfolio consisting primarily of U.S. Government securities and Foreign Government securities. The Fund may also purchase and sell put and call options on U.S. Government securities and Foreign Government securities and engage in transactions involving futures contracts and options on such futures with respect to U.S. Government securities and Foreign Government securities. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

U.S. GOVERNMENT SECURITIES

     MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT INSTRUMENTALITIES. Mortgages backing the securities purchased by the Fund include conventional thirty year fixed rate mortgages, graduated payment mortgages, fifteen year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

     During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

     GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund purchases are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

     FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

     The FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates
(GMCs). The Fund does not intend to invest in GMCs. PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA.

     FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Generally, Adjustable Rate Mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and Fixed Rate Mortgage Securities
(FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities.

     FIXED-RATE MORTGAGE SECURITIES. The Fund anticipates investing in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

     CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. The interest rates paid on the ARMs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

     The underlying mortgages which collateralize the ARMs, collateralized mortgage obligations and Real Estate Mortgage Investment Conduits in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

     The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

FOREIGN SECURITIES

     Foreign securities in which the Fund will invest will generally be denominated in foreign currencies, will be traded on foreign markets, including foreign stock exchanges, and will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These changes will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of the U.S. dollar strengthens against a foreign currency after the

Fund's income has been accrued and translated into U.S. dollars, the Fund would experience a foreign currency loss. Similarly, if the U.S. dollar value weakens against a foreign currency between the time the Fund incurs expenses and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease an investment company's taxable income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar value that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses which will increase or decrease investment company taxable income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.


     Foreign securities include securities of any foreign country the investment adviser considers appropriate for investment by the Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency. These securities include but are not limited to securities traded in the form of American Depositary Receipts.


     The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

     In the event of a default of foreign debt obligations, it may be difficult for the Fund to obtain or enforce a judgment against the issuer of the securities.

                         ADDITIONAL INVESTMENT POLICIES

     In seeking to protect against the effect of changes in interest rates or currency exchange rates that are adverse to the present or prospective position of the Fund and to enhance returns, the Fund may employ certain hedging, return enhancement and risk management techniques including the purchase and sale of options, futures and options on futures on debt securities, financial indices, U.S. and foreign government debt securities and foreign currencies and forward contracts on foreign currencies. The Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations. See "Taxes, Dividends and Distributions."


OPTIONS ON SECURITIES

     The Fund may purchase put and call options and write covered put and call options on debt securities, aggregates of debt securities or indices of prices thereof, other financial indices and U.S. and foreign government debt securities. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets (OTC Options).

     When the Fund writes an option, it receives a premium which it retains whether or not the option is exercised. The Fund's principal objective in writing options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

     The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to sell, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price.

     Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at a specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price, upon exercise of the option.


     The Fund may write only "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its Custodian for the term of the option a segregated account consisting of cash or other liquid assets having a value at least equal to the fluctuating market value of the optioned securities. A put option written by the Fund will be considered "covered" if, so long as the Fund is obligated as the writer of the option, it owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option, or it deposits and maintains with its Custodian in a segregated account cash or other liquid assets having a value equal to or greater than the exercise price of the option.

     The Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same strike price). In such cases the same segregated collateral is considered "cover" for both the put and the call and the Fund will also deposit in a segregated account with its Custodian cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that the Fund's use of straddles will be limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written).


     The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option may only be exercised as of the expiration of the option. The writer of an American style option has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since such options may be exercised by the holder at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period. If a call option is exercised, the writer must fulfill the obligation to sell the underlying security at the exercise price, which will usually be lower than the then market value of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. However, the writer of an option may not effect a closing purchase transaction after being notified of the exercise of the option. Likewise, the holder of an option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, the Fund might not be able to effect a closing sale transaction in a particular option it has purchased with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a securities exchange (Exchange) on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.


     Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the Exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC Options are contracts between the Fund and its counter-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC Option, it relies on the dealer from which it has purchased the OTC Option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The investment adviser pursuant to procedures approved by the Board of Directors will evaluate the creditworthiness of any dealer from which the Fund proposes to purchase OTC Options.


     Exchange-traded options generally have a continuous liquid market while OTC Options may not. Consequently, the Fund will generally be able to realize the value of an OTC Option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC Option, it generally will be able to close out the OTC Option prior to its expiration only by entering into a closing purchase transaction with the dealer which originally purchased the OTC Option. While the Fund will enter into OTC Options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC Option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC Option. With respect to options written by the Fund, the inability to enter into a closing purchase transaction could result in material losses to the Fund.


     The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using out-of-the-money call options may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close out the position or take delivery of the underlying security at the exercise price.

     The Fund may purchase call options on debt securities it intends to acquire in order to hedge against an anticipated market appreciation in the price of the underlying securities at limited risk and with a limited cash outlay. If the market price does rise as anticipated, the Fund will benefit from that rise but only to the extent that the rise exceeds the premiums paid. If the anticipated rise does not occur or if it does not exceed the premium, the Fund will bear the expense of the option premiums and transaction costs without gaining an offsetting benefit.

     The Fund may purchase put options on debt securities to hedge against a decline in the value of its portfolio. If the market price of the Fund's portfolio should increase, however, the profit which the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options on debt securities to hedge against an anticipated rise in the price it will have to pay for debt securities it intends to buy in the future. If the market price of the debt securities should fall instead of rise, however, the benefit the Fund obtains from purchasing the securities at a lower price will be reduced by the amount of the premium paid for the call options and by transaction costs.

     The Fund may purchase put options if the Fund believes that a defensive posture is warranted for all or a portion of its portfolio. Protection is provided during the life of the put because the put gives the Fund the right to sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price below the exercise price. This right limits the Fund's losses from the security's possible decline in value below the strike price of the option to the premium paid for the put option and related transaction costs.


     The Fund may wish to protect certain portfolio securities against a decline in market value through the purchase of put options on other carefully selected securities, which the investment adviser believes may move in the same direction as those portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

     The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire through the purchase of call options on other carefully selected debt securities, which the investment adviser believes may move in the same direction as those portfolio securities. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of a call option so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call option increases less than the value of the securities to be acquired by the Fund.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

     ON TREASURY BONDS AND NOTES. Because trading interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of Bonds or Notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

     ON TREASURY BILLS. Because the deliverable Treasury Bill changes from week to week, writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its Custodian Treasury Bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.


    ON GNMA CERTIFICATES. The Fund may purchase and write options on GNMA Certificates in the over-the-counter market and, to the extent available, on any Exchange.


Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call option holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered or substitute cover.


     A GNMA Certificate held by the Fund to cover a call option the Fund has written in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the Certificate with a Certificate which represents cover. When the Fund closes its option position or replaces the Certificate, it may realize an unanticipated loss and incur transaction costs.


FUTURES CONTRACTS

     The Fund will enter into futures contracts only for certain bona fide hedging, return enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, aggregates of debt securities or indices of prices thereof, other financial indices, U.S. Government securities, corporate debt securities and certain Foreign Government debt securities (collectively, interest rate futures contracts). It may also enter into futures contracts for the purchase or sale of foreign currencies or composite foreign currencies (such as the European Currency Unit) in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges.


     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contract. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees payment of margin as between the clearing members of the exchange.

     At the time a futures contract is purchased or sold, the Fund must allocate cash or other liquid assets as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from one-half of 1% to 4% of the total value of the contract. Under certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark-to-market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.


     Although futures contracts by their terms may call for the actual delivery or acquisition of underlying assets, in most cases the contractual obligation is extinguished by offset before the expiration of the contract. The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying commodity. When the Fund purchases or sells futures contracts, the Fund will incur brokerage fees and related transaction costs.

     The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment adviser may still not result in a successful transaction.

     If the Fund seeks to hedge against a decline in the value of its portfolio securities and sells futures contracts on other securities which historically have had a high degree of positive correlation to the value of the portfolio securities, the value of its portfolio securities might decline more rapidly than the value of a poorly correlated futures contract rises. In that case, the hedge will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of the portfolio securities holds steady or rises. This would result in a loss that would not have occurred but for the attempt to hedge.

OPTIONS ON FUTURES CONTRACTS

     The Fund will also enter into options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Fund may purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


     The Fund may write (i.e., sell) put and call options on futures contracts only if they are covered. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.


     Writing a put option on a futures contract serves as a partial hedge against an increase in the value of debt securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

     Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

     The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of declining interest rates or fluctuating currency exchange rates.

     If the investment adviser wishes to shorten the effective average maturity of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the investment adviser wishes to lengthen the effective average maturity of the Fund, the Fund may buy a futures contract or a call option thereon or sell a put option.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

     The Fund will purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.


     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain a segregated asset account with the Fund's Custodian sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid assets in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.


     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

CURRENCY FUTURES AND OPTIONS THEREON

     Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.


     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the investment adviser did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.


OPTIONS ON CURRENCIES


     Instead of purchasing or selling futures or forward currency exchange contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or covered call options on currencies either on exchanges or in over-the-counter markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.


     As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

FORWARD CURRENCY EXCHANGE CONTRACTS

     The Fund may engage in currency transactions otherwise than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Fund's dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in or convertible into that currency or in a different currency.

     The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position-hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian or subcustodian will place cash or other liquid assets in a segregated account of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or other liquid assets will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.


     At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.


     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currencies are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases. The Fund's ability to enter into forward foreign currency exchange contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."


     If a decline in any currency is generally anticipated by the investment adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.


ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND
OPTIONS ON FUTURES CONTRACTS

     Options, futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.


     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

     The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the investment adviser to predict correctly movements in the direction of interest and foreign currency rates. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS
AND OPTIONS ON FUTURES CONTRACTS

     The Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.


     In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if the initial margin and premiums for options on futures would exceed 5% of the liquidation value of the Fund's total assets after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes within the meaning of the CFTC regulations. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Fund's Custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such instruments is unleveraged.

     The Fund's purchase and sale of futures contracts and purchase and writing of options on futures contracts will be for the purpose of protecting its portfolio against anticipated future changes in interest rates or foreign currency exchange which might otherwise either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date, to change the effective duration of the Fund's portfolio and to enhance the Fund's return.


     In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.


     Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.


ILLIQUID SECURITIES

     The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


     The staff of the Securities and Exchange Commission (SEC) has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."


REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale prices. The instruments held as collateral are valued daily, and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.


     The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with such of other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


BORROWING

     When the Fund borrows money for temporary, extraordinary or emergency purposes or for the clearance of transactions, it will borrow no more than 20% of its net assets and, in any event, the value of its total assets (i.e., including borrowings) less its liabilities (excluding borrowings) must at all times be maintained at not less than 300% of all outstanding borrowings. If, for any reason, including adverse market conditions, the Fund should fail to meet this test, it will be required to reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to meet the test. This requirement may make it necessary for the Fund to sell a portion of its portfolio securities at a time when it is disadvantageous to do so.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     The Fund may enter into reverse repurchase agreements and dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.

     Reverse repurchase agreements involve sales by the Fund of securities concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

     Dollar rolls involve sales by the Fund of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


         The Fund will establish a segregated account with its custodian in which it will maintain cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


     Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. See "Borrowings" above. The Fund does not presently intend to enter into reverse repurchase agreements or dollar rolls.

INTEREST RATE SWAP TRANSACTIONS

     The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed-rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and will not exceed 5% of the Fund's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used. The Fund does not presently intend to enter into interest rate swap transactions.


SEGREGATED ACCOUNTS

     When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or other liquid assets in a segregated account with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.


PORTFOLIO TURNOVER


     The Fund has no fixed policy with respect to portfolio turnover; however, as a result of the Fund's investment policies, its annual portfolio turnover rate may exceed 100% although the rate is not expected to exceed 300%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund. The Fund's portfolio turnover rate was 40% and 45% for the fiscal years ended December 31, 1997 and 1996, respectively.


                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

     The Fund may not:

     1. Invest 25% or more of its total assets in any one industry. For this purpose "industry" does not include the U.S. Government and agencies and instrumentalities of the U.S. Government.

     2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that the Fund may make deposits on margin in connection with futures contracts and options.

     3. Purchase securities of other investment companies, except in accordance with applicable limits under the Investment Company Act.

     4. Make short sales of securities or maintain a short position, with the exception of "short sales against the box," provided that not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time.

     5. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary or extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to interest rate swaps, reverse repurchase agreements or dollar roll transactions, options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be a pledge of assets or the issuance of a senior security; and neither such arrangements, the purchase or sale of interest rate futures contracts or other financial futures contracts or the purchase or sale of related options nor obligations of the Fund to the Directors pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

     6. Buy or sell commodities, commodity contracts, real estate or interests in real estate (including mineral leases or rights), except that the Fund may purchase and sell futures contracts, options on futures contracts and securities secured by real estate or interests therein or issued by companies that invest therein. Transactions in foreign currencies and forward contracts and options in foreign currencies are not considered by the Fund to be transactions in commodities or commodity contracts.

     7. Make loans (except that purchases of debt securities in accordance with the Fund's investment objective and policies and loans of portfolio securities and repurchase agreements are not considered by the Fund to be "loans").

     8. Make investments for the purpose of exercising control or management over the issuers of any security.

   9. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.



                          DIRECTORS AND OFFICERS

                                POSITION                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)        WITH FUND                                 DURING PAST 5 YEARS
------------------------        ---------                                ---------------------

Edward D. Beach (73)             Director         President and Director of BMC Fund, Inc., a closed-end investment company; formerly Vice Chairman of Broyhill Furniture Industries,
                                                    Inc.; Certified Public Accountant; Secretary and Treasurer of
                                                    Broyhill Family Foundation, Inc.; Member of the Board of Trustees of
                                                    Mars Hill College; Director of The High Yield Income Fund, Inc.

Delayne Dedrick Gold (59)        Director         Marketing and Management Consultant; Director of The High Yield
                                                    Income Fund, Inc.

*Robert F. Gunia (51)            Vice President   Vice President, Prudential Investments (since September 1997);
                                 and Director       Executive Vice President and Treasurer (since December 1996),
                                                    Prudential Investments Fund Management LLC (PIFM); Senior Vice
                                                    President (since March 1987) of Prudential Securities Incorporated
                                                    (Prudential Securities); formerly Chief Administrative Officer (July
                                                    1990-September 1996), Director (January 1989-September 1996) and
                                                    Executive Vice President, Treasurer and Chief Financial Officer
                                                    (June 1987-September 1996) of Prudential Mutual Fund Management,
                                                    Inc.; Vice President and Director of The Asia Pacific Fund, Inc.
                                                    (since May 1989); Director of The High Yield Income Fund, Inc.



                                POSITION                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)        WITH FUND                                 DURING PAST 5 YEARS
------------------------        ---------                                ---------------------
Douglas H. McCorkindale (58)     Director         Vice Chairman (since March 1984) and President (since September
                                                    1997) of Gannett Co. Inc. (publishing and media); Director of Gannett Co. Inc., Frontier Corporation and Continental
                                                    Airlines, Inc.

*Mendel A. Melzer, CFA (37)      Director         Chief Investment Officer (since October 1996) of Prudential Mutual
 751 Broad St.                                      Funds; formerly Chief Financial Officer (November 1995-September
 Newark, NJ 07102                                   1996) of Prudential Investments, Senior Vice President and Chief
                                                    Financial Officer (April 1993-November 1995) of Prudential
                                                    Preferred Financial Services, Managing Director (April 1991-April
                                                    1993) of Prudential Investment Advisors and Senior Vice President
                                                    (July 1989-April 1991) of Prudential Capital Corporation; Chairman
                                                    and Director of Prudential Series Fund, Inc.; Director of The High
                                                    Yield Income Fund, Inc.

Thomas T. Mooney (56)            Director         President of the Greater Rochester Metro Chamber of Commerce;
                                                    former Rochester City Manager; Trustee of Center for Governmental
                                                    Research, Inc.; Director of Blue Cross of Rochester, Monroe County
                                                    Water Authority, Rochester Jobs, Inc., Executive Service Corps of
                                                    Rochester, Monroe County Industrial Development Corporation,
                                                    Northeast Midwest Institute, The Business Council of New York State
                                                    and The High Yield Income Fund, Inc.; President, Director and
                                                    Treasurer of First Financial Fund, Inc. and The High Yield Plus
                                                    Fund, Inc.

Stephen P. Munn (55)             Director         Chairman (since January 1994), Director and President (since 1988)
                                                    and Chief Executive Officer (1988-December 1993) of Carlisle
                                                    Companies Incorporated (manufacturer of industrial products).

*Richard A. Redeker (54)         President and    Employee of Prudential Investments; formerly President, Chief
 751 Broad St.                   Director           Executive Officer and Director (October 1993-September 1996),
 Newark, NJ 07102                                   Prudential Mutual Fund Management, Inc., Executive Vice President,
                                                    Director and Member of the Operating Committee (October
                                                    1993-September 1996), Prudential Securities, Director (October
                                                    1993-September 1996) of Prudential Securities Group, Inc., Executive
                                                    Vice President, The Prudential Investment Corporation (PIC) (January
                                                    1994-September 1996), Director (January 1994-September 1996) of
                                                    Prudential Mutual Fund Distributors, Inc. and Prudential Mutual Fund
                                                    Services, Inc. and Senior Executive Vice President and Director of
                                                    Kemper Financial Services, Inc. (September 1978-September 1993);
                                                    President and Director of The High Yield Income Fund, Inc.

Robin B. Smith (58)              Director         Chairman and Chief Executive Officer (since August 1996) of
                                                    Publishers Clearing House; formerly President and Chief Executive
                                                    Officer (January 1989-August 1996) and President and Chief Operating
                                                    Officer (September 1981-December 1988) of Publishers Clearing House;
                                                    Director of BellSouth Corporation, Texaco Inc., Springs Industries
                                                    Inc. and Kmart Corporation.

Louis A. Weil, III (56)          Director         Publisher and Chief Executive Officer (since January 1996) and
                                                    Director (since September 1991) of Central Newspapers, Inc.;
                                                    Chairman of the Board (since January 1996), Publisher and Chief
                                                    Executive Officer (August 1991-December 1995) of Phoenix Newspapers,
                                                    Inc.; formerly Publisher of Time Magazine (May 1989-March 1991),
                                                    President, Publisher & CEO of The Detroit News (February 1986-August
                                                    1989) and member of the Advisory Board, Chase Manhattan
                                                    Bank-Westchester; Director of The High Yield Income Fund, Inc.




                                POSITION                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)        WITH FUND                                 DURING PAST 5 YEARS
------------------------        ---------                                ---------------------
Clay T. Whitehead (59)           Director         President of National Exchange Inc. (new business development firm)
                                                    (since May 1983).


S. Jane Rose (52)                Secretary        Senior Vice President (since December 1996), PIFM; Senior Vice
                                                    President and Senior Counsel of Prudential Securities (since July
                                                    1992); formerly Senior Vice President (January 1991-September 1996)
                                                    and Senior Counsel (June 1987-September 1996) of Prudential Mutual
                                                    Fund Management, Inc.


Grace C. Torres (38)             Treasurer        First Vice President (since December 1996) of PIFM; First Vice
                                 and Principal      President of Prudential Securities (since March 1994); formerly First
                                 Financial          Vice President (March 1994-September 1996) Prudential Mutual Fund
                                 and Accounting     Management, Inc. and Vice President (July 1989-March 1994) of Bankers
                                 Officer            Trust Corporation.


Marguerite E.H. Morrison (41)    Assistant        Vice President (since December 1996) of PIFM; Vice President and
                                 Secretary          Associate General Counsel of Prudential Securities; formerly Vice
                                                    President and Associate General Counsel (June 1991-September 1996)
                                                    of Prudential Mutual Fund Management, Inc.


Stephen M. Ungerman (44)         Assistant        Tax Director (since March 1996) of Prudential Investments and
                                 Treasurer          the Private Asset Group of The Prudential Insurance Company
                                                    of America (Prudential); formerly First Vice President of Prudential
                                                    Mutual Fund Management, Inc. (February 1993-September 1996); prior thereto, Senior Tax Manager of Price Waterhouse (1981-January 1993).

---------------

(1) Unless otherwise stated, the address is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

 * "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, Prudential or PIFM.


     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.


     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PIFM or the Subadviser annual compensation of $3,000 in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the Boards of which the Director will be asked to serve.

     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1997 and the aggregate compensation paid to such Directors for service on the Fund's Board and the Boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.


                                                                  TOTAL 1997
                                                                 COMPENSATION
                                                                   FROM FUND
                                                  AGGREGATE        AND FUND
                                                COMPENSATION     COMPLEX PAID
    NAME AND POSITION                             FROM FUND      TO DIRECTORS
    -----------------                             ---------     ---------------

Edward D. Beach--Director .....................    $ 3,000      $135,000(38/63)*
Delayne D. Gold--Director .....................    $ 3,000      $135,000(38/63)*
Robert F. Gunia--Director+ ....................        --             --
Donald D. Lennox--Former Director .............    $ 3,000      $ 90,000(26/50)*
Douglas H. McCorkindale--Director** ...........    $ 3,000      $ 70,000(20/35)*
Mendel A. Melzer--Director+ ...................        --             --
Thomas T. Mooney--Director ....................    $ 3,000      $115,000(31/64)*
Stephen P. Munn--Director .....................      3,000      $ 45,000(15/21)*
Richard A. Redeker--Director+ .................        --             --
Robin B. Smith--Director** ....................    $ 3,000      $ 90,000(27/34)*
Louis A. Weil, III--Director ..................    $ 3,000      $ 90,000(26/50)*
Clay T. Whitehead--Director ...................    $ 3,000      $ 45,000(15/21)*

----------

 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Directors under the Funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,640, $143,909 and $139,097 for Douglas H. McCorkindale, Thomas T. Mooney and Robin B. Smith, respectively.

 + Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Directors, do not receive compensation from the Fund or any other fund in the Fund Complex.


     As of February 6, 1998, the Directors and officers of the Fund as a group owned less than 1% of the outstanding common stock of the Fund.

     As of February 6, 1998, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of common stock were Brook Gutman, 2705 Moss St., Portland, OR 97219 who held 1,350 Class C shares (5.3%); Robert L. Mofenson, TTEE Robert L. Mofenson MPP/PS Plan DTD 01/01/74, FBO Robert
L. Mofenson, P.O. Box 1103, Great Neck, NY 11023-0103 who held 2,267 Class C shares (9%); Mrs. Pamela B. Thayer, TTEE Pamela B. Thayer Trust UA DTD 01/13/97, 2938 Cherry Lane, Northbrook, IL 60062-4312 who held 5,507 Class C shares (21.9%); Prudential Securities, C/F Mr. Willard G. Smothers IRA DTD 09/09/97, 1013 Devonshire Lane, Saint Charles, MO 63301-0611 which held 1,765 Class C shares (7%); Prudential Securities, C/F Mr. James A. Wojczynski IRA Rollover DTD 08/27/97, 7642 Candlewood Dr. SE, Ada, MI 49301-9348 which held 2,912 Class C shares (11.6%); David G. Black, 10556 Barrywood Dr., Dallas, TX 75230-4243 who held 3,171 Class C shares (12.6%) and Arlene Okinszyc, 5181 Peterson Rd. SE, Port Orchard, WA 98367-7907 who held 2,049 Class C shares (8.1%).

     As of February 6 ,1998, Prudential Securities was record holder of 8,262,593 Class A shares (or 48.2% of the outstanding Class A shares), 797,683 Class B shares (or 73.3% of the outstanding Class B shares), 15,109 Class C shares (or 60.2% of the outstanding Class C shares) and 332,187 Class Z shares (or 99.9% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                     MANAGER

     The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager) (formerly, Prudential Mutual Fund Management LLC), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $63 billion. According to the Investment Company Institute, as of October 31, 1997, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

      Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

     In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

     (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of members of the Board of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

     (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

     (c) the costs and expenses payable to The Prudential Investment Corporation doing business as Prudential Investments (PI, the subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 21, 1997 and by shareholders of the Fund on February 25, 1988.

     PIFM earned management fees of $1,248,195, $1,386,451 and $1,650,798 for the fiscal years ended December 31, 1997, 1996 and 1995, respectively.

     PIFM has entered into a Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI has entered into an agreement with PRICOA Asset Management Ltd. (PRICOA and, collectively with PI, the investment adviser or Subadviser) under which PRICOA provides investment advisory services to the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing these services. PRICOA is reimbursed by PI for its reasonable costs and expenses incurred in furnishing advisory services. Between October 1 and December 31, 1997, PRICOA was paid by PI a fee at an annual rate of .30 of 1% of the Fund's average net assets for furnishing these services.

     The PI Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 21, 1997 and was approved by shareholders of the Fund on May 12, 1988.

     The PI Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The PI Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days' nor less than 30 days' written notice. The PI Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. The PRICOA Subadvisory Agreement provides that PRICOA can terminate it on 60 days' written notice and that PI can terminate it at any time and the termination would take effect immediately. The PRICOA Subadvisory Agreement also provides that it will terminate automatically in the event of its assignment (as defined in the Investment Company Act).


                                   DISTRIBUTOR

     Prudential Securities Incorporated (Prudential Securities or the Distributor), One Seaport Plaza, New York, New York 10292 acts as the distributor of the shares of the Fund. Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

     Prior to October 7, 1991, the Fund operated as a closed-end fund and offered only one class of shares (the then existing Class A shares). On April 18, 1991, the Board of Directors, including a majority of the Directors who were not interested persons of the Fund and who had no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. The Class A Plan was approved by shareholders of the Fund on August 8, 1991. On April 18, 1991, the Rule 12b-1 Directors, at a meeting called for the purpose of voting on the Class B Plan, adopted a plan of distribution for the Class B shares of the Fund. The Class B Plan was approved by Class B shareholders on December 3, 1992.


     On May 12, 1993, the Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% may be used as reimbursement for distribution-related expenses with respect to the Class B shares (asset-based sales charge). On May 12, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares, changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 21, 1997. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders, on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

     CLASS A PLAN. For the fiscal year ended December 31, 1997, the Distributor received payments of $229,752 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. In addition, for the fiscal year ended December 31, 1997, the Distributor received approximately $28,800 in initial sales charges.

     CLASS B PLAN. For the fiscal year ended December 31, 1997, the Distributor received $85,326 from the Fund under the Class B Plan. It is estimated that the Distributor spent approximately $63,400 on behalf of the Class B shares of the Fund during such year. It is estimated that of the latter amount, approximately 7.26% ($4,600) was spent on printing and mailing of prospectuses to other than current shareholders; 9.31% ($5,900) on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for its distribution of Fund shares; and 83.43% ($52,900) on the aggregate of
(i) payments of commissions to financial advisers (37.06% or $23,500) and (ii) an allocation of overhead and other branch office distribution related expenses (46.37% or $29,400). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Distributor's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1997, the Distributor received approximately $13,300 in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended December 31, 1997, the Distributor received $1,600 under the Class C Plan and spent approximately $1,500 in distributing Class C shares. It is estimated that of the latter amount, approximately 6.67% ($100) was spent on printing and mailing of prospectuses to other than current shareholders; and 93.33% ($1,400) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (40.47% or $660) and (ii) an allocation of overhead and other branch office distribution-related expenses (52.86% or $740). The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1997, the Distributor received approximately $500 in contingent deferred sales charges attributable to Class C shares.

      The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.


     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


      Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The restated Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 21, 1997.


      NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the Subadviser.) On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.


     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers and futures commission merchants, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers and futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future, in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


     Subject to the above considerations, Prudential Securities (or any affiliate) may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities for transactions effected by the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliates) by applicable law.


     The Fund paid no brokerage commissions, including none to Prudential Securities or any affiliate, for the fiscal years ended December 31, 1997, 1996, and 1995.


                     PURCHASE AND REDEMPTION OF FUND SHARES


     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.


     Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differ from the interest of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."


ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to: (i) reorganizations,(ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3.0% and Class B*, Class C* and Class Z shares are sold at NAV. Using the Fund's NAV at December 31, 1997, the maximum offering price of the Fund's shares is as follows:

      CLASS A
      Net asset value and redemption price per Class A share ...........   $7.91
      Maximum sales charge (3.0% of offering price) ....................     .24
                                                                           -----
      Offering price to public .........................................   $8.15
                                                                           =====
      CLASS B
      Net asset value, offering price and redemption price
        per Class B share* .............................................   $7.92
                                                                           =====
      CLASS C
      Net asset value, offering price and redemption price
        per Class C share* .............................................   $7.92
                                                                           =====
      CLASS Z
      Net asset value, offering price and redemption price
        per Class Z share ..............................................   $7.91
                                                                           =====

----------

* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES


     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder
Guide--Alternative Purchase Plan" in the Prospectus.


     An eligible group of related Fund investors includes any combination of the following:

     (a)  an individual;

     (b)  the individual's spouse, their children and their parents;

     (c)  the individual's and spouse's Individual Retirement Account (IRA);

     (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     (g) one or more employee benefit plans of a company controlled by an individual.


     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds

(excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "Net Asset Value" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

     LETTER OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).


     For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.


     A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES


     The contingent deferred sales charge (CDSC) is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                        REQUIRED DOCUMENTATION
------------------                        ----------------------
Death                                     A copy of the shareholder's death
                                          certificate or, in the case of a
                                          trust, a copy of the grantor's death
                                          certificate, plus a copy of the trust
                                          agreement identifying the grantor.

Disability--An individual will be         A copy of the Social Security
considered disabled if he or she is       Administration award letter or a
unable to engage in any substantial       letter from a physician on the
gainful activity by reason of any         physician's letterhead stating that
medically determinable physical or        the shareholder (or, in the case of a
mental impairment which can be            trust, the grantor) is permanently
expected to result in death or to be      disabled. The letter must also
of long-continued and indefinite          indicate the date of disability.
duration.

Distribution from an IRA or 403(b)        A copy of the distribution form from
Custodial Account.                        the custodial firm indicating (i) the
                                          date of birth of the shareholder and
                                          (ii) that the shareholder is over age
                                          59 1/2 and is taking a normal
                                          distribution--signed by the
                                          shareholder.

Distribution from Retirement Plan         A letter signed by the plan
                                          administrator/trustee indicating the
                                          reason for the distribution.

Excess Contributions                      A letter from the shareholder (for an
                                          IRA) or the plan administrator/trustee
                                          on company letterhead indicating the
                                          amount of the excess and whether or
                                          not taxes have been paid.


     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

     The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                       CONTINGENT DEFERRED SALES CHARGE
                                      AS A PERCENTAGE OF DOLLARS INVESTED
                                             OR REDEMPTION PROCEEDS
 YEAR SINCE PURCHASE                ----------------------------------------
    PAYMENT MADE                    $500,001 TO $1 MILLION   OVER $1 MILLION
 ------------------                 ----------------------   ---------------
  First .........................             3.0%                 2.0%
  Second ........................             2.0%                 1.0%
  Third .........................             1.0%                   0%
  Fourth and thereafter .........               0%                   0%


     You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.


                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value on the record date. An investor may direct the Transfer Agent in writing not less than five (5) full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.


EXCHANGE PRIVILEGE


     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.


     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


     CLASS A. Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares, of the Prudential Mutual Funds participating in the Class A exchange privilege.

      The following money market funds participate in the Class A exchange privilege:


     Prudential California Municipal Fund
       (California Money Market Series)

     Prudential Government Securities Trust
       (Money Market Series)
       (U.S. Treasury Money Market Series)

     Prudential Municipal Series Fund
       (Connecticut Money Market Series)
       (Massachusetts Money Market Series)
       (New Jersey Money Market Series)
       (New York Money Market Series)

     Prudential MoneyMart Assets, Inc. (Class A shares)
     Prudential Tax-Free Money Fund, Inc.


     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC may be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the five year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.


     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


     Additional details about the exchange privilege and prospectuses for each of Prudential Mutual Funds are available from the Transfer Agent, Prudential Securities or Prusec. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

      Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

      The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

      PERIOD OF
      MONTHLY INVESTMENTS:              $100,000  $150,000  $200,000  $250,000
      --------------------              --------  --------  --------  --------


      25 Years .....................     $  110    $  165    $  220    $  275
      20 Years .....................        176       264       352       440
      15 Years .....................        296       444       592       740
      10 Years .....................        555       833     1,110     1,388
       5 Years .....................      1,371     2,057     2,742     3,428


      See "Automatic Savings Accumulation Plan."

----------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

     Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions."


     Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS

     Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

               CONTRIBUTIONS            PERSONAL
               MADE OVER:                SAVINGS                IRA
               -------------            ---------            --------
               10 years                  $ 26,165            $ 31,291
               15 years                    44,675              58,649
               20 years                    68,109              98,846
               25 years                    97,780             157,909
               30 years                   135,346             244,692

----------


(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.


MUTUAL FUND PROGRAMS


     From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE


     Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board, the value of the investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     NAV is calculated separately for each class. As long as the Fund declares dividends daily, the NAV of Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                             PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

     Average annual total return is computed according to the following formula:

                            P(1+T)(superior n) = ERV

    Where:  P   =  a hypothetical initial payment of $1,000.
            T   =  average annual total return.
            n   =  number of years.
            ERV = ending redeemable value at the end of the one, five or ten year periods (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the one, five or ten year periods.

     Average annual total return takes into account any applicable initial or contingent deferred sales charge but does not take into account any federal or state income taxes that may be payable upon redemption.


     The average annual total returns for Class A shares for the one and five year and since inception (May 26, 1988) periods ended December 31, 1997 were 1.29%, 8.52% and 7.68%, respectively. The average annual total returns for Class B shares for the one and five year and since inception (January 15, 1992) periods ended December 31, 1997 were .80%, 8.48% and 7.65%, respectively. The average annual total returns for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1997 were 2.80% and 9.82%, respectively. The average annual total returns for Class Z shares for the one year and since inception (September 13, 1996) periods ended December 31, 1997 were 4.57% and 7.68%, respectively.


     AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                      ERV-P
                                     -------
                                        P

       Where: P = a hypothetical initial payment of $1,000.
            ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year periods (or fractional portion thereof) at the end of the one, five or ten year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     The Fund's aggregate total returns for Class A shares for the one and five year and since inception periods ended December 31, 1997 were 4.42%, 55.18% and 109.78%, respectively. The aggregate total returns for Class B shares for the one and five year and since inception periods ended December 31, 1997 were 3.80%, 50.24% and 55.19%, respectively. The aggregate total returns for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1997 were 3.80% and 37.73%, respectively. The aggregate total returns for the Class Z shares for the one year and since inception (September 13, 1996) periods ended December 31, 1997 were 4.57% and 10.02%, respectively.


     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:




                                  a - b
                      YIELD = 2[(-------+1)(superior 6)-1]
                                   cd

    Where:  a = dividends and interest earned during the period.
            b = expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

     The Fund's 30-day yields for the 30 days ended December 31, 1997, were 4.23%, 3.75%, 3.75% and 4.51% for Class A, Class B, Class C and Class Z shares, respectively.

     From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)


--------------------------------------------------------------------------------

            PERFORMANCE COMPARISON OF DIFFERENT TYPES OF INVESTMENTS
                      OVER THE LONG TERM (1/1926 - 9/1997)
            --------------------------------------------------------

                         COMMON STOCKS            11.0%
                         LONG-TERM GOVT. BONDS     5.1%
                         INFLATION                 3.1%

--------------------------------------------------------------------------------


(1) Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1997 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


     GENERAL. The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or certain other income, including, but not limited to, gains derived from options and futures on such securities or foreign currencies derived with respect to its business of investing in securities and currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and no more than 10% of the outstanding voting securities of any such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities) and
(c) the Fund distributes to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year. These requirements may limit the Fund's ability to engage in, or close out, transactions involving options on securities, futures contracts and options thereon.


     The Fund declares dividends on a daily basis in an amount based on actual net investment income determined in accordance with generally accepted accounting principles. A portion of such dividend may also include projected net investment income. Such dividends will be payable monthly in additional shares of the Fund unless otherwise requested by the shareholder. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain distribution requirements by the end of each calendar year.


     Net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. The Fund had a capital loss carryforward for federal income tax purposes at December 31, 1997 of approximately $79,251,000 of which $37,377,300 expires in 1999, $23,239,700 expires in 2000 and $18,634,100 expires in 2002.


     Distributions, if any, will be paid in additional Fund shares based on the net asset value unless the shareholder elects in writing not less than 5 full business days prior to the record date to receive such distributions in cash.

     The per share dividends on Class B and Class C shares typically will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

     As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and short-term capital gains earned in each year. Distributions of net investment income, net currency gains and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains regardless of how long the investor has held his or her Fund shares. However, if a shareholder holds shares in the Fund for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent of any distribution on the shares which was treated as long-term capital gain. To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains for the year, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year. Shareholders will be notified annually by the Fund as to the federal tax status of dividends and distributions made by the Fund. Dividends paid by the Fund will not be eligible for the dividends received deduction applicable to corporate shareholders.

     Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any taxable ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her shares.


     Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes. Positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

     A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, with respect to PFIC stock. No loss will be recognized on PFIC stock except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.


     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

     If the Fund is liable for foreign taxes, the Fund expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election shareholders will be required to: (i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

     The Fund may purchase debt securities (such as zero-coupon bonds) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

     Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

     LISTED OPTIONS AND FUTURES. Exchange-traded futures contracts, listed options on futures contracts and listed options on U.S. Government securities constitute "Section 1256 contracts" under the Internal Revenue Code. Section 1256 contracts are required to be "marked-to-market" at the end of the Fund's tax year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized as a result of such "deemed sales" will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss.

     BACKUP WITHHOLDING. With limited exceptions, the Fund is required to withhold federal income tax at the rate of 31% of all taxable distributions and redemption payments payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certification or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Any amounts withheld may be credited against a shareholder's federal income tax liability.


     FOREIGN SHAREHOLDERS. Distributions of net investment income made to a nonresident alien individual fiduciary of a foreign estate or trust or foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder. Gains realized upon the sale or redemption of shares of the Fund by a foreign shareholder, and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of distributions of net long-term capital gains unless IRS Form W-8 is provided. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     OTHER TAXATION. Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                         ORGANIZATION AND CAPITALIZATION

     The Fund was initially incorporated in Maryland on March 15, 1988. On August 8, 1991, the Fund's shareholders voted to change the name of the Fund to Prudential Intermediate Global Income Fund, Inc. and to change the Fund from a closed-end company to an open-end company. On October 20, 1992, the Fund's Board of Directors approved a change in the Fund's fiscal year end to December 31.

                   CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING
                        AGENT AND INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.


     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account ($13.00), a new account set-up fee ($2.00) for each manually-established account and a monthly inactive zero balance account fee ($.20) per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended December 31, 1997, the Fund incurred fees of approximately $320,000 for the services of PMFS.


     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

Portfolio of Investments            PRUDENTIAL INTERMEDIATE GLOBAL
as of December 31, 1997             INCOME FUND, INC.
------------------------------------------------------------

Principal                                         US$
Amount                                            Value
(000)                     Description             (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--91.0%
------------------------------------------------------------
Australia--6.2%
A$      2,250   Federal National Mortgage
                   Association,
                   6.375%, 8/15/07                $  1,477,830
        2,900   New South Wales Treasury
                   Corporation,
                   6.50%, 5/1/06                     1,913,700
        8,500   Queensland Treasury
                   Corporation,
                   8.00%, 8/14/01                    5,935,975
                                                  ------------
                                                     9,327,505
------------------------------------------------------------
Canada--8.7%
C$      3,000   British Columbia Provincial
                   Bonds,
                   7.75%, 6/16/03                    2,304,793
        9,500   Canadian Government Bonds,
                   9.00%, 12/1/04                    7,929,212
        3,800   Province of Quebec,
                   6.50%, 10/1/07                    2,741,666
                                                  ------------
                                                    12,975,671
------------------------------------------------------------
Denmark--6.5%
                Danish Government Bonds,
DKr    32,500   7.00%, 12/15/04                      5,182,991
       26,500   8.00%, 3/15/06                       4,486,075
                                                  ------------
                                                     9,669,066
------------------------------------------------------------
Germany--13.1%
                German Government Bonds,
 DM    10,500   7.375%, 1/3/05                       6,579,856
        5,300   6.00%, 1/5/06                        3,082,236
        7,000   6.25%, 1/4/24                        4,057,237
        4,000   Republic of Colombia,
                   7.25%, 12/21/00                   2,297,264
        4,000   Tokyo Gas Co. Ltd.,
                   7.00%, 7/27/05                    2,377,439
 DM     2,000   United Mexican States,
                   8.125%, 9/10/04
                   Zero coupon (until 9/10/01)    $  1,172,016
                                                  ------------
                                                    19,566,048
------------------------------------------------------------
Greece--1.2%
 GRD  545,000   Hellenic Republic, FRN,
                   12.60%, 12/31/03                  1,855,115
------------------------------------------------------------
Hungary--0.4%
HUF   120,000   Hungarian Government Bonds,
                   16.50%, 4/12/99, Ser 99-F           575,304
------------------------------------------------------------
Netherlands--3.6%
                Dutch Government Bonds,
 NLG    7,000   7.00%, 6/15/05                       3,829,813
        2,600   7.50%, 1/15/23                       1,556,725
                                                  ------------
                                                     5,386,538
------------------------------------------------------------
Spain--4.0%
                Spanish Government Bonds,
Pts    250,000  10.30%, 6/15/02                      1,985,008
      500,000   8.20%, 2/28/09                       3,954,201
                                                  ------------
                                                     5,939,209
------------------------------------------------------------
Sweden--2.0%
SEK    24,000   Swedish Government Bonds,
                   6.00%, 2/9/05                     3,048,974
------------------------------------------------------------
United Kingdom--8.4%
BP      1,300   Powergen PLC,
                   8.875%, 3/26/03                   2,283,600
          300   Republic of Argentina,
                   11.50%, 8/14/01                     498,872

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-36

Portfolio of Investments            PRUDENTIAL INTERMEDIATE GLOBAL
as of December 31, 1997             INCOME FUND, INC.
------------------------------------------------------------

Principal                                         US$
Amount                                            Value
(000)                     Description             (Note 1)
------------------------------------------------------------
United Kingdom (cont'd.)
                United Kingdom Treasury Bonds,
BP      2,900   7.75%, 9/8/06                     $  5,193,709
        2,200   8.75%, 8/25/17                       4,608,033
                                                  ------------
                                                    12,584,214
------------------------------------------------------------
United States--36.9%
Corporate Bonds--0.5%
 US$      750   Romanian Commercial Bank,
                   9.125%, 3/10/00                     746,250
                                                  ------------
Sovereign Bonds--10.5%
          350   Banco Ganadero S.A.,
                   9.75%, 8/26/99                      359,625
        1,100   Financiera Energetica Nacional,
                   (Colombia),
                   9.00%, 11/8/99                    1,144,000
        1,500   Ministry Of Finance (Russia),
                   10.00%, 6/26/07                   1,392,750
          750   Municipality of Rio De Janeiro,
                   10.375%, 7/12/99                    751,875
          750   National Bank of Romania,
                   9.75%, 6/25/99                      756,563
        2,000   Petroleas Mexicano, FRN,
                   6.71875%, 3/8/99                  1,970,000
          960   Republic of Argentina, FRB,
                   6.6875%, 3/31/05                    858,048
          942   Republic of Brazil, IDU,
                   6.8125%, 1/1/01                     897,255
        1,500   Republic of Colombia,
                   7.25%, 2/23/04                    1,442,250
        1,416   Republic of Croatia, FRN,
                   6.625%, 7/31/06                   1,288,720
          500   Republic of Lithuania,
                   7.125%, 7/22/02                     473,750
        2,000   Republic of Poland, FRN,
                   6.6875%, 10/27/24                 1,942,600
          750   Sultan of Oman,
                   7.125%, 3/20/02                     759,375
 US$      500   Trinidad & Tobago Republic,
                   9.75%, 11/3/00                 $    525,000
        1,000   United Mexican States,
                   9.75%, 2/6/01                     1,040,000
                                                  ------------
                                                    15,601,811
------------------------------------------------------------
Supranational Bonds--0.9%
        1,350   Corporacion Andina de Formento,
                   7.375%, 7/21/00                   1,373,625
------------------------------------------------------------
U.S. Government Obligations--25.0%
        6,700   United States Treasury Bonds,
                   6.625%, 2/15/27                   7,267,691
                United States Treasury Notes,
        9,600   6.75%, 6/30/99                       9,748,512
        8,100   6.125%, 9/30/00                      8,184,807
        6,000   5.75%, 8/15/03                       6,003,720
        3,100   7.875%, 11/15/04                     3,465,707
        2,600   6.25%, 2/15/07                       2,682,862
                                                  ------------
                                                    37,353,299
                                                  ------------
                                                    55,074,985
                                                  ------------
                Total long-term investments
                   (cost US$137,718,656)           136,002,629
                                                  ------------
SHORT-TERM INVESTMENTS--5.5%
------------------------------------------------------------
Hungary--0.6%
HUF   180,000   Hungarian Government Bonds,
                   23.50%, 5/17/98, Ser. 98-I          892,045
------------------------------------------------------------
Indonesia--0.4%
IDR  2,000,000  Asia Pulp And Paper, NCD,
                   14.45%(a), 1/27/98                  356,059
    2,000,000   Bakrie And Brothers, NCD,
                   17.50%(a), 2/19/98                  163,643
                                                  ------------
                                                       519,702

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-37

PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Portfolio of Investments as of December 31, 1997
------------------------------------------------------------

Principal                                           US$
Amount                                              Value
(000)                    Description                (Note 1)
------------------------------------------------------------
United States--4.5%
Repurchase Agreement--3.0%
US$     4,556   Joint Repurchase Agreement
                   Account,
                   6.63%,1/2/98, (Note 5)         $  4,556,000
------------------------------------------------------------
Sovereign Bonds--1.5%
        2,185   Republic of Colombia,
                   7.125%, 5/11/98                   2,185,000
                                                  ------------
                                                     6,741,000
                                                  ------------
                Total short-term investments
                   (cost US$9,563,445)               8,152,747
                                                  ------------
------------------------------------------------------------
Total Investments--96.5%
                (cost US$147,282,101; Note 4)      144,155,376
                Other assets in excess of
                   liabilities--3.5%                 5,256,262
                                                  ------------
                Net Assets--100%                  $149,411,638
                                                  ------------
                                                  ------------

---------------
Portfolio securities are classified according to the securities currency denomination.
(a) Percentages quoted represent yield-to-maturity as of purchase date. FRB-Floating Rate Bond.
FRN-Floating Rate Note.
IDU-Interest Due and Unpaid Bonds.
NCD-Negotiable Certificates of Deposit
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-38

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Statement of Assets and Liabilities              INCOME FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1997
Investments, at value (cost $147,282,101)..............................................................         $144,155,376
Foreign currency, at value (cost $659,871).............................................................              831,313
Interest receivable....................................................................................            3,906,233
Forward currency contracts - net amount receivable from counterparties.................................            1,441,702
Receivable for Fund shares sold........................................................................               38,035
Other assets...........................................................................................                4,113
                                                                                                             ------------------
   Total assets........................................................................................          150,376,772
                                                                                                             ------------------
Liabilities
Bank overdraft.........................................................................................                5,664
Accrued expenses.......................................................................................              285,642
Payable for Fund shares reacquired.....................................................................              279,550
Forward currency contracts - net amount payable to counterparties......................................              245,510
Management fee payable.................................................................................               98,207
Dividends payable......................................................................................               26,320
Distribution fee payable...............................................................................               24,241
                                                                                                             ------------------
   Total liabilities...................................................................................              965,134
                                                                                                             ------------------
Net Assets.............................................................................................         $149,411,638
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Common stock, at par................................................................................         $     18,882
   Paid-in capital in excess of par....................................................................          228,898,024
                                                                                                             ------------------
                                                                                                                 228,916,906
   Undistributed net investment income.................................................................            1,577,820
   Accumulated net realized loss on investments........................................................          (79,251,139)
   Net unrealized depreciation on investments and foreign currencies...................................           (1,831,949)
                                                                                                             ------------------
Net assets, December 31, 1997..........................................................................         $149,411,638
                                                                                                             ------------------
                                                                                                             ------------------
Class A:
   Net asset value and redemption price per share
      ($137,799,207 / 17,415,322 shares of common stock issued and outstanding)........................                $7.91
   Maximum sales charge (3.00% of offering price)......................................................                  .24
                                                                                                             ------------------
   Maximum offering price to public....................................................................                $8.15
                                                                                                             ------------------
                                                                                                             ------------------
Class B:
   Net asset value, offering price and redemption price per share
      ($8,896,288 / 1,123,441 shares of common stock issued and outstanding)...........................                $7.92
                                                                                                             ------------------
                                                                                                             ------------------
Class C:
   Net asset value, offering price and redemption price per share
      ($198,460 / 25,063 shares of common stock issued and outstanding)................................                $7.92
                                                                                                             ------------------
                                                                                                             ------------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($2,517,683 / 318,248 shares of common stock issued and outstanding).............................                $7.91
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-39

PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1997
Income
   Interest and discount earned..........     $  13,367,597
                                            -----------------
Expenses
   Management fee........................         1,248,195
   Distribution fee--Class A.............           229,752
   Distribution fee--Class B.............            85,326
   Distribution fee--Class C.............             1,600
   Transfer agent's fees and expenses....           399,000
   Custodian's fees and expenses.........           188,000
   Reports to shareholders...............           115,000
   Registration fees.....................            39,000
   Audit fee.............................            36,000
   Directors' fees and expenses..........            28,000
   Legal fees and expenses...............            26,000
   Insurance.............................             3,000
   Miscellaneous.........................            10,738
                                            -----------------
      Total expenses.....................         2,409,611
                                            -----------------
Net investment income....................        10,957,986
                                            -----------------
Net Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions
Net realized gain on:
   Investment transactions...............           231,860
   Foreign currency transactions.........         6,242,901
                                            -----------------
                                                  6,474,761
                                            -----------------
Net change in unrealized
   appreciation/depreciation of:
   Investments...........................       (11,427,189)
   Foreign currencies....................         1,200,969
                                            -----------------
                                                (10,226,220)
                                            -----------------
Net loss on investments and foreign
   currencies............................        (3,751,459)
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $   7,206,527
                                            -----------------
                                            -----------------

PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                           1997            1996
Operations
   Net investment income..........  $ 10,957,986    $ 12,015,379
   Net realized gain on investment
      and foreign currency
      transactions................     6,474,761       8,525,984
   Net change in unrealized
      appreciation/
      depreciation on investments
      and foreign currencies......   (10,226,220)     (1,630,745)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...     7,206,527      18,910,618
                                    ------------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................   (10,144,701)    (11,085,209)
      Class B.....................      (687,169)       (920,752)
      Class C.....................       (13,331)         (6,619)
      Class Z.....................      (112,785)         (2,799)
                                    ------------    ------------
                                     (10,957,986)    (12,015,379)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................    (4,226,324)     (5,793,623)
      Class B.....................      (259,200)       (474,939)
      Class C.....................        (6,585)         (4,101)
      Class Z.....................       (77,678)         (4,774)
                                    ------------    ------------
                                      (4,569,787)     (6,277,437)
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold........................     9,602,565      16,398,099
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     6,097,113       6,011,409
   Cost of shares reacquired......   (37,313,110)    (42,995,654)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (21,613,432)    (20,586,146)
                                    ------------    ------------
Total decrease....................   (29,934,678)    (19,968,344)
Net Assets
Beginning of year.................   179,346,316     199,314,660
                                    ------------    ------------
End of year.......................  $149,411,638    $179,346,316
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-40

                                                PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                   INCOME FUND, INC.
--------------------------------------------------------------------------------
Prudential Intermediate Global Income Fund, Inc., (the 'Fund') was organized in Maryland as a closed-end, nondiversified management investment company and commenced investment operations on May 26, 1988. On October 4, 1991 the Fund concluded operations as a closed-end investment company and effective October 7, 1991, commenced operations as an open-end, nondiversified investment company.

The Fund's investment objective is to maximize total return, the components of which are current income and capital appreciation, by investing in a portfolio consisting primarily of U.S. and foreign government securities. The Fund will also engage in certain hedging strategies to meet its investment objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.


Security Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency rate. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service or by principal market makers. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.


Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.

Net realized gains on foreign currency transactions represent net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at year end exchange rates are reflected as a component of net unrealized depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its
--------------------------------------------------------------------------------
                                       B-41

                                                PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                   INCOME FUND, INC.
--------------------------------------------------------------------------------
foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: The Fund declares dividends of net investment income daily and pays monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position was to reclassify $4,471,527 of foreign currency gains from accumulated net realized loss on investments to undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'): PIC, through an agreement with PRICOA Asset Management Ltd. ('PRICOA'), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75% of the Fund's average daily net assets.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1997.


PSI has advised the Fund that it has received approximately $28,800 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1997. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.


PSI has advised the Fund that for the year ended December 31, 1997, it received approximately $13,300 and $500 in contingent deferred sales
--------------------------------------------------------------------------------
                                       B-42

                                                PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                   INCOME FUND, INC.
--------------------------------------------------------------------------------
charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PSI, PIFM, PIC and PRICOA are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the year ended December 31, 1997. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1997, the Fund incurred fees of approximately $320,000 for the services of PMFS. As of December 31, 1997, fees of approximately $27,000 were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1997, aggregated $58,632,258 and $69,053,824, respectively.

At December 31, 1997, the Fund had outstanding forward currency contracts both to purchase and sell foreign currencies as follows:

                                   Value at
       Foreign Currency         Settlement Date     Current
      Purchase Contracts          Receivable         Value       Depreciation
------------------------------  ---------------   -----------   ---------------
Deutschemarks,
 expiring 4/30/98.............    $ 3,218,913     $ 3,100,748     $  (118,165)
Greek Drachma,
 expiring 4/30/98.............      1,460,094       1,418,617         (41,477)
Norwegian Krone,
 expiring 1/29/98.............      4,743,173       4,660,521         (82,652)
                                ---------------   -----------   ---------------
                                  $ 9,422,180     $ 9,179,886     $  (242,294)
                                ---------------   -----------   ---------------
                                ---------------   -----------   ---------------
                                   Value at
       Foreign Currency         Settlement Date     Current      Appreciation
        Sale Contracts              Payable          Value      (Depreciation)
------------------------------  ---------------   -----------   ---------------
Australian Dollars,
 expiring 1/29/98.............    $ 9,473,017     $ 9,353,905     $   119,112
French Francs,
 expiring 1/29/98.............      6,185,370       6,117,198          68,172
Greek Drachma,
 expiring 4/30/98.............      3,218,913       3,220,633          (1,720)
Indonesian Rupiah,
 expiring 1/27/98 - 2/19/98...      1,525,464         719,855         805,609
Netherlands Guilders,
 expiring 1/29/98.............     23,955,098      23,671,362         283,736
Swiss Francs,
 expiring 1/29/98.............      8,771,930       8,608,353         163,577
                                ---------------   -----------   ---------------
                                  $53,129,792     $51,691,306     $ 1,438,486
                                ---------------   -----------   ---------------
                                ---------------   -----------   ---------------

The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of December 31, 1997 net unrealized depreciation for federal income tax purposes was $3,126,725 (gross unrealized appreciation--$3,860,513 gross unrealized depreciation--$6,987,238).

For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1997, of approximately $79,251,100 of which $37,377,300 expires in 1999, $23,239,700 expires in 2000 and $18,634,100 expires in 2002. Such carryforward is after utilization of approximately $1,981,200 of net taxable gains realized and recognized during the year ended December 31, 1997. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1997, the Fund has a 0.39% undivided interest in the joint account. The undivided interest for the Fund represents $4,556,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Credit Suisse First Boston Corp., 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the collateral including accrued interest is $353,486,750.
--------------------------------------------------------------------------------
                                       B-43

                                                PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                   INCOME FUND, INC.
--------------------------------------------------------------------------------
Deutsche Morgan Grenfell, Inc., 6.80%, in the principal amount of $200,000,000, repurchase price $200,075,555, due 1/2/98. The value of the collateral including accrued interest is $204,000,314.

SBC Warburg Dillon Read, Inc., 6.55%, in the principal amount of $142,000,000, repurchase price $142,051,672, due 1/2/98. The value of the collateral including accrued interest is $144,862,841.

Morgan Stanley, Dean Witter, Discover & Co., 5.95%, in the principal amount of $151,553,000, repurchase price $151,603,097, due 1/2/98. The value of the collateral including accrued interest is $154,584,932.

Salomon Smith Barney Inc., 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the collateral including accrued interest is $350,295,372.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.


There are 2 billion authorized shares of $.001 par value common stock divided equally into Class A, B, C and Z shares. Of the 18,882,074 shares of common stock issued and outstanding at December 31, 1997, PIFM owed 784, 64, 30 and 26 shares of Class A, B, C and Z, respectively.


Transactions in shares of common stock for the fiscal years ended December 31, 1997 and 1996 were as follows:

Class A                               Shares         Amount
----------------------------------  -----------   ------------
Year ended December 31, 1997:
Shares sold.......................     542,213    $ 4,459,760
Shares issued in reinvestment of
  dividends and distributions.....     653,586      5,300,167
Shares reacquired.................   (4,062,149)  (33,299,580)
                                    -----------   ------------
Net decrease in shares outstanding
  before conversion...............   (2,866,350)  (23,539,653)
Shares issued upon conversion from
  Class B.........................     389,219      3,195,679
                                    -----------   ------------
Net decrease in shares
  outstanding.....................   (2,477,131)  $(20,343,974)
                                    -----------   ------------
                                    -----------   ------------
Class A                               Shares         Amount
----------------------------------  -----------   ------------
Year ended December 31, 1996:
Shares sold.......................   1,627,906    $13,874,864
Shares issued in reinvestment of
  dividends and distributions.....     623,439      5,190,056
Shares reacquired.................  (4,456,896)   (37,256,995)
                                    -----------   ------------
Net decrease in shares outstanding
  before conversion...............  (2,205,551)   (18,192,075)
Shares issued upon conversion from
  Class B.........................     176,554      1,485,956
                                    -----------   ------------
Net decrease in shares
  outstanding.....................  (2,028,997)   $(16,706,119)
                                    -----------   ------------
                                    -----------   ------------
Class B
----------------------------------
Year ended December 31, 1997:
Shares sold.......................     279,325    $ 2,295,924
Shares issued in reinvestment of
  dividends and distributions.....      73,534        596,963
Shares reacquired.................     (397,198)   (3,261,753)
                                    -----------   ------------
Net decrease in shares outstanding
  before conversion...............      (44,339)     (368,866)
Shares reacquired upon conversion
  into Class A....................     (388,827)   (3,195,679)
                                    -----------   ------------
Net decrease in shares
  outstanding.....................     (433,166)  $(3,564,545)
                                    -----------   ------------
                                    -----------   ------------
Year ended December 31, 1996:
Shares sold.......................     221,716    $ 1,860,253
Shares issued in reinvestment of
  dividends and distributions.....      95,574        795,836
Shares reacquired.................    (667,933)    (5,574,736)
                                    -----------   ------------
Net decrease in shares outstanding
  before conversion...............    (350,643)    (2,918,647)
Shares reacquired upon conversion
  into Class A....................    (176,501)    (1,485,956)
                                    -----------   ------------
Net decrease in shares
  outstanding.....................    (527,144)   $(4,404,603)
                                    -----------   ------------
                                    -----------   ------------
Class C
----------------------------------
Year ended December 31, 1997:
Shares sold.......................      19,602    $   161,438
Shares issued in reinvestment of
  dividends and distributions.....       2,366         19,170
Shares reacquired.................     (19,641)      (160,753)
                                    -----------   ------------
Net increase in shares
  outstanding.....................       2,327    $    19,855
                                    -----------   ------------
                                    -----------   ------------
Year ended December 31, 1996:
Shares sold.......................      33,617    $   278,856
Shares issued in reinvestment of
  dividends.......................       1,399         11,666
Shares reacquired.................     (13,861)      (116,335)
                                    -----------   ------------
Net increase in shares
  outstanding.....................      21,155    $   174,187
                                    -----------   ------------
                                    -----------   ------------

--------------------------------------------------------------------------------
                                       B-44

                                                PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                   INCOME FUND, INC.
--------------------------------------------------------------------------------

Class Z                                 Shares         Amount
----------------------------------  -----------   ------------
Year ended December 31, 1997:
Shares sold.......................     327,070    $ 2,685,443
Shares issued in reinvestment of
  dividends and distributions.....      22,388        180,813
Shares reacquired.................     (72,134)      (591,024)
                                    -----------   ------------
Net increase in shares
  outstanding.....................     277,324    $ 2,275,232
                                    -----------   ------------
                                    -----------   ------------
September 13, 1996(a) through
  December 31, 1996:
Shares sold.......................      44,728    $   384,126
Shares issued in reinvestment of
  dividends and distributions.....       1,667         13,851
Shares reacquired.................      (5,471)       (47,588)
                                    -----------   ------------
Net increase in shares
  outstanding.....................      40,924    $   350,389
                                    -----------   ------------
                                    -----------   ------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                       B-45

                                                PRUDENTIAL INTERMEDIATE GLOBAL
Financial Highlights                            INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                          Class A
                                                                ------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                                ------------------------------------------------------------
                                                                1997(b)        1996       1995(b)        1994         1993
                                                                --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $   8.34     $   8.30     $   7.32     $   8.43     $   7.77
                                                                --------     --------     --------     --------     --------
Income from investment operations
Net investment income........................................        .54          .56          .52          .50          .59
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions.............................       (.18)         .33         1.20        (1.09)         .63
                                                                --------     --------     --------     --------     --------
   Total from investment operations..........................        .36          .89         1.72         (.59)        1.22
                                                                --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income.........................       (.54)        (.56)        (.52)        (.29)        (.48)
Distributions in excess of net investment income.............       (.25)        (.29)        (.22)          --           --
Distributions from capital gains.............................         --           --           --         (.01)        (.08)
Tax return of capital distributions..........................         --           --           --         (.22)          --
                                                                --------     --------     --------     --------     --------
   Total distributions.......................................       (.79)        (.85)        (.74)        (.52)        (.56)
                                                                --------     --------     --------     --------     --------
Net asset value, end of year.................................   $   7.91     $   8.34     $   8.30     $   7.32     $   8.43
                                                                --------     --------     --------     --------     --------
                                                                --------     --------     --------     --------     --------
TOTAL RETURN(a):.............................................       4.42%       11.13%       24.01%       (7.02)%      16.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $137,799     $165,829     $181,985     $207,153     $320,406
Average net assets (000).....................................   $153,168     $169,219     $200,759     $262,882     $355,018
Ratios to average net assets:
   Expenses, including distribution fees.....................       1.41%        1.40%        1.40%        1.46%        1.41%
   Expenses, excluding distribution fees.....................       1.26%        1.25%        1.25%        1.31%        1.26%
   Net investment income.....................................       6.62%        6.55%        6.09%        6.04%        7.42%
For Class A, B, C and Z shares:
   Portfolio turnover rate...................................         40%          45%         220%         554%         361%

---------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the fiscal year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-46

                                                PRUDENTIAL INTERMEDIATE GLOBAL
Financial Highlights                            INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                        Class B
                                                                -------------------------------------------------------
                                                                                Year Ended December 31,
                                                                -------------------------------------------------------
                                                                1997(b)      1996       1995(b)      1994        1993
                                                                -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $  8.34     $  8.31     $  7.33     $  8.44     $  7.79
                                                                -------     -------     -------     -------     -------
Income from investment operations
Net investment income........................................       .50         .53         .47         .45         .54
Net realized and unrealized gain (loss) on
   investment and foreign currency transactions..............      (.18)        .30        1.20       (1.09)        .63
                                                                -------     -------     -------     -------     -------
   Total from investment operations..........................       .32         .83        1.67        (.64)       1.17
                                                                -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income.........................      (.50)       (.53)       (.47)       (.26)       (.44)
Distributions in excess of net investment income.............      (.24)       (.27)       (.22)         --          --
Distributions from capital gains.............................        --          --          --        (.01)       (.08)
Tax return of capital distributions..........................        --          --          --        (.20)         --
                                                                -------     -------     -------     -------     -------
   Total distributions.......................................      (.74)       (.80)       (.69)       (.47)       (.52)
                                                                -------     -------     -------     -------     -------
Net asset value, end of year.................................   $  7.92     $  8.34     $  8.31     $  7.33     $  8.44
                                                                -------     -------     -------     -------     -------
                                                                -------     -------     -------     -------     -------
TOTAL RETURN(a):.............................................      3.80%      10.36%      23.25%      (7.69)%     15.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $ 8,896     $12,987     $17,317     $22,906     $39,440
Average net assets (000).....................................   $11,377     $15,491     $19,336     $31,835     $36,197
Ratios to average net assets:
   Expenses, including distribution fees.....................      2.01%       2.00%       2.00%       2.07%       2.01%
   Expenses, excluding distribution fees.....................      1.26%       1.25%       1.25%       1.31%       1.26%
   Net investment income.....................................      6.04%       5.94%       5.49%       5.44%       6.67%

---------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the fiscal year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-47

                                                PRUDENTIAL INTERMEDIATE GLOBAL
Financial Highlights                            INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                      Class C
                                                                ----------------------------------------------------
                                                                                                         August 1,
                                                                                                          1994(e)
                                                                      Year Ended December 31,             Through
                                                                -----------------------------------     December 31,
                                                                1997(b)       1996         1995(b)          1994
                                                                -------     ---------     ---------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................   $ 8.34       $  8.31       $  7.33         $ 7.69
                                                                -------     ---------     ---------         -----
Income from investment operations
Net investment income........................................      .50           .53           .47            .14
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions.............................     (.18 )         .30          1.20           (.32)
                                                                -------     ---------     ---------         -----
   Total from investment operations..........................      .32           .83          1.67           (.18)
                                                                -------     ---------     ---------         -----
Less distributions
Dividends from net investment income.........................     (.50 )        (.53)         (.47)          (.10)
Distributions in excess of net investment income.............     (.24 )        (.27)         (.22)            --
Tax return of capital distributions..........................       --            --            --           (.08)
                                                                -------     ---------     ---------         -----
   Total distributions.......................................     (.74 )        (.80)         (.69)          (.18)
                                                                -------     ---------     ---------         -----
Net asset value, end of period...............................   $ 7.92       $  8.34       $  8.31         $ 7.33
                                                                -------     ---------     ---------         -----
                                                                -------     ---------     ---------         -----
TOTAL RETURN(a):.............................................     3.80 %       10.36%        23.25%         (2.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................   $  198       $   190       $    13         $  193(d)
Average net assets (000).....................................   $  213       $   110       $    11         $  197(d)
Ratios to average net assets:
   Expenses, including distribution fees.....................     2.01 %        2.00%         2.00%          1.05%(c)
   Expenses, excluding distribution fees.....................     1.26 %        1.25%         1.25%           .30%(c)
   Net investment income.....................................     6.25 %        6.02%         5.49%          3.30%(c)

                                                                          Class Z
                                                               ------------------------------
                                                                                September 13,
                                                                                   1996(f)
                                                                Year Ended         Through
                                                               December 31,     December 31,
                                                                 1997(b)            1996
                                                               ------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................    $   8.34          $  8.39
                                                               ------------          -----
Income from investment operations
Net investment income........................................         .55              .32
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions.............................        (.18)             .12
                                                               ------------          -----
   Total from investment operations..........................         .37              .44
                                                               ------------          -----
Less distributions
Dividends from net investment income.........................        (.55)            (.32)
Distributions in excess of net investment income.............        (.25)            (.17)
Tax return of capital distributions..........................          --               --
                                                               ------------          -----
   Total distributions.......................................        (.80)            (.49)
                                                               ------------          -----
Net asset value, end of period...............................    $   7.91          $  8.34
                                                               ------------          -----
                                                               ------------          -----
TOTAL RETURN(a):.............................................        4.57%            5.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................    $  2,518          $   341
Average net assets (000).....................................    $  1,668          $   142
Ratios to average net assets:
   Expenses, including distribution fees.....................        1.26%            1.11%(c)
   Expenses, excluding distribution fees.....................        1.26%            1.11%(c)
   Net investment income.....................................        6.76%            6.94%(c)

---------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon average shares outstanding during the fiscal year.
(c) Annualized.
(d) Figures are actual and not rounded to the nearest thousand.
(e) Commencement of offering of Class C shares.
(f) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-48

                                                PRUDENTIAL INTERMEDIATE GLOBAL
Report of Independent Accountants               INCOME FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and the Board of Directors of Prudential Intermediate Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Intermediate Global Income Fund, Inc. (the 'Fund') at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 13, 1998
--------------------------------------------------------------------------------
                                       B-49

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.


DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION


     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.


     This following chart shows the long-term performance of various asset classes and the rate of inflation.


                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

--------------------------------------------------------------------------------




                          HISTORICAL PERFORMANCE DATA


                                    [CHART]


                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY
               Value of $1.00 invested on 1/1/26 through 12/31/97

                    SMALL STOCKS             $5,519.97
                    COMMON STOCKS            $1,828.33
                    LONG-TERM BONDS          $   39.07
                    TREASURY BILLS           $   14.25
                    INFLATION                $    9.02



--------------------------------------------------------------------------------

----------


Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.


Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

                              Historical Total Returns of Different Bond Market Sectors


                                   '87      '88     '89       '90      '91       '92     '93      '94       '95       '96     '97
                                  ----     ----     ----     ----      ----     ----     ----     ----      ----     ----    ----

U.S. GOVERNMENT
  TREASURY BONDS(1) ...........    2.0%     7.0%    14.4%     8.5%     15.3%     7.2%    10.7%    (3.4)%    18.4%     2.7%    9.6%
                                  ----     ----     ----     ----      ----     ----     ----     ----      ----     ----    ----
U.S. GOVERNMENT
  MORTGAGE SECURITIES(2) ......    4.3%     8.7%    15.4%    10.7%     15.7%     7.0%     6.8%    (1.6)%    16.8%     5.4%    9.5%
                                  ----     ----     ----     ----      ----     ----     ----     ----      ----     ----    ----
U.S. INVESTMENT GRADE
  CORPORATE BONDS(3)...........    2.6%     9.2%    14.1%     7.1%     18.5%     8.7%    12.2%    (3.9)%    22.3%     3.3%   10.2%
                                  ----     ----     ----     ----      ----     ----     ----     ----      ----     ----    ----
U.S. HIGH YIELD
  CORPORATE BONDS(4)...........    5.0%    12.5%     0.8%    (9.6)%    46.2%    15.8%    17.1%    (1.0)%    19.2%    11.4%   12.8%
                                  ----     ----     ----     ----      ----     ----     ----     ----      ----     ----    ----
WORLD GOVERNMENT
  BONDS(5) ....................   35.2%     2.3%    (3.4)%   15.3%     16.2%     4.8%    15.1%     6.0%     19.6%     4.1%   (4.3)%
                                  ====     ====     ====     ====      ====     ====     ====     ====      ====     ====    ====
DIFFERENCE BETWEEN
  HIGHEST AND LOWEST
  RETURN PERCENT ..............   33.2     10.2     18.8     24.9      30.9     11.0     10.3      9.9       5.5      8.7    17.1


----------

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S.
     dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)

--------------------------------------------------------------------------------




                               CHART




--------------------------------------------------------------------------------

----------
Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL


     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL


     The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     Insurance. Prudential has been engaged in the insurance business since 1875. It ensures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of individual life insurance, Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures more than 1.2 million homes.

     Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $322 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $190 billion in assets of institutions and individuals. In Pensions and Investments, May 12, 1996, Prudential was ranked third in terms of total assets under management.

     Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States.(2)

     Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

     Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


      As of October 31, 1997, Prudential Investments Fund Management was the 17th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


      The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

----------


(1) PIC serves as the Subadviser to substantially all of the Prudential Mutual funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as the subadviser to Prudential Jennison Series Fund, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

(2)  As of December 31, 1996.



                                     III-1

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.


     Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

     High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.


     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.


     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.


     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

     Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     Trading Data.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

     Based on complex-wire data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

----------


(3) As of December 31, 1996. The number of bonds and the size of the Fund are subject to change.


(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-U.S. accounts managed by Prudential Investments, a business group of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General US. Government and Mortgage Funds.

(6)  As of December 31, 1994.


                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES


     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at Prudential Securities.(7)

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs receive a grade of A- (compared to an industry average of B+).


     In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.(8)

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects (SM), a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------

(7)  As of December 31, 1994.

(8) On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighing them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.


                                     III-3

                                     PART C

                                OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS:

          (1) Financial Statements incorporated by reference in the Prospectus constituting Part A of this Registration Statement:

               Financial Highlights.

          (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

               Portfolio of Investments at December 31, 1997.

               Statement of Assets and Liabilities at December 31, 1997.

               Statement of Operations for the Fiscal Year Ended December 31, 1997.

               Statement of Changes in Net Assets for the Fiscal Years ended December 31, 1997 and 1996.

               Notes to Financial Statements.

               Financial Highlights.

               Report of Independent Accountants.


     (B) EXHIBITS:

          1 (a) Restated Articles of Incorporation. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1995 (File No. 33-42093).

               (b) Articles Supplementary. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on August 15, 1996 (File No. 33-42093).

          2.   Amended By-Laws of Registrant. Incorporated by reference to
               Exhibit 2 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-42093).

          3.   Not Applicable.

          4.   (a) Specimen stock certificate.*

               (b) Instruments Defining Rights of Shareholders. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 4 to the Registration Statement on form N-1A filed via EDGAR on March 2, 1994 (File No. 33-42093).

          5. (a) Management Agreement between Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-42093).

               (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-42093).

          6.   (a) Selected Dealer Agreement. Incorporated by reference to
               Exhibit 6(a) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-42093).

               (b) Amended and Restated Distribution Agreement. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on August 15, 1996 (File No. 33-42093).

          7.   Not Applicable.

          8. Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-42093).

----------

* Filed herewith.

          9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-42093).

          10. (Opinion of Shereff, Friedman, Hoffman & Goodman, LLP, dated October 3, 1991. Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1996 (File No. 33-42093).

          11.  Consent of Independent Accountants.*

          12.  Not Applicable.

          13.  Not Applicable.

          14.  Not Applicable.

          15. (a) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(e) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1995 (File No. 33-42093).

               (b) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1995 (File No. 33-42093).

               (c) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1995 (File No. 33-42093).

          16. (a) Schedule of Computation of Performance Quotations. Incorporated by reference to Exhibit 16(a) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-42093).

               (b) Schedule of Calculation of Aggregate Total Return for Class A and Class B shares. Incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 4 to the Registration Statement on form N-1A filed via EDGAR on March 2, 1994 (File No. 33-42093).

          17. Financial Data Schedules filed as Exhibit 27 for electronic purposes.*


          18. Rule 18f-3 Plan. Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on August 15, 1996 (File No. 33-42093).

----------

* Filed herewith.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of February 6, 1998 there were 20,332, 944, 50 and 512 record holders of Class A, Class B, Class C and Class Z shares of common stock, $.001 par value per share, of the Registrant, respectively.


ITEM 27. INDEMNIFICATION

     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 6 (b) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


     Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     (a) Prudential Investments Fund Management LLC


     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


     The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.


NAME AND ADDRESS       POSITION WITH PIFM            PRINCIPAL OCCUPATIONS
----------------       ------------------            ---------------------
Frank W. Giordano      Executive Vice           Executive Vice President, Secretary and
                       President, Secretary     General Counsel, PIFM; Senior Vice
                       and General Counsel      President, Prudential Securities Incorporated

Robert F. Gunia        Executive Vice           Vice President, Prudential Investments;
                       President                Executive Vice President and Treasurer,
                       and Treasurer            PIFM; Senior Vice President of Prudential
                                                Securities

Neil A. McGuinness     Executive Vice           Executive Vice President and Director of
                       President                Marketing, Prudential Mutual Funds &
                                                Annuities (PMF & A); Executive Vice
                                                President, PIFM

Brian Storms           Officer-In-Charge,       President, PMF & A; Officer-In-Charge,
                       President, Chief         President, Chief Executive Officer and
                       Executive Officer        Chief Operating Officer, PIFM
                       and Chief
                       Operating Officer

Robert J. Sullivan     Executive Vice           Executive Vice President, PMF & A;
                       President                Executive Vice President, PIFM



     (b) The Prudential Investment Corporation (PIC)

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of PIC's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, NJ 07102.


NAME AND ADDRESS       POSITION WITH PIC             PRINCIPAL OCCUPATIONS
----------------       -----------------             ---------------------

E. Michael Caulfield   Chairman of the Board,   Chief Executive Officer of Prudential
                       President and Chief      Investments (PIC) of The Prudential
                       Executive Officer        Insurance Company of America (Prudential)
                       and Director

Jonathan M. Greene     Senior Vice              President--Investment Management of
                       President and            Prudential Investments of Prudential;
                       Director                 Senior Vice President and Director, PIC

John R. Strangfeld     Vice President and       President of Private Asset Management
                       Director                 Group of Prudential; Senior Vice
                                                President, Prudential; Vice President and
                                                Director, PIC

     (c) PRICOA Asset Management Ltd. (PRICOA)


     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of PRICOA's directors and officers are as set forth below. The address of each person is 115 Houndsditch, London-EC3A 7BV, England.



NAME                    POSITION WITH PRICOA         PRINCIPAL OCCUPATIONS
----                    --------------------         ---------------------

Simon J. Wells          CEO and Director        CEO and Director, PRICOA; Employee
                                                of PIC and Prudential-Bache
                                                Securities (U.K.) Inc.

J. Gabriel Irwin        Chairman and            Chairman and Director, PRICOA;
                        Director                Employee of PIC and Prudential-
                                                Bache Securities (U.K.) Inc.

Peter G. Spenser        Financial Compliance    Financial Compliance Officer and
                        Officer and Director    Director, PRICOA

Stephen Auth            Director                Director, PRICOA

Jean-Yves Chereau       Director                Director, PRICOA

William N. Jones        Secretary               Secretary, PRICOA




ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Prudential Securities Incorporated


     Prudential Securities is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:


                      Corporate Investment Trust Fund

                      Prudential Equity Trust Shares

                      National Equity Trust

                      Prudential Unit Trusts

                      Government Securities Equity Trust

                      National Municipal Trust

     (b) Information concerning the officers and directors of Prudential Securities Incorporated is set forth below.

                                    POSITIONS AND                POSITIONS AND
                                    OFFICES WITH                 OFFICES WITH
    NAME(1)                         UNDERWRITER                   REGISTRANT
   -------                          -----------                  -------------
Alan D. Hogan ..........   Executive Vice President, Chief
                             Administrative Officer and Director        None

William Horan ..........   Chief Financial Officer                      None

George A. Murray .......   Executive Vice President and Director        None

Leland B. Paton ........   Executive Vice President and Director        None
One New York Plaza
New York, NY 10292

Martin Pfinsgraff ......   Executive Vice President and Director        None

Vincent T. Pica, II        Executive Vice President and Director        None
One New York Plaza
New York, NY 10292

Hardwick Simmons .......   Chief Executive Officer, President
                             and Director                               None

Lee B. Spencer, Jr. ....   General Counsel, Executive Vice
                             President and Director                     None

Brian Storms ...........   Director                                     None
Gateway Center Three
Newark, NJ 07102


----------

(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, PRICOA Asset Management Ltd, 115 Houndsditch, London EC3A 7BU, England, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f),
31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 31. MANAGEMENT SERVICES


     Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS

     The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 26th day of February, 1998.


                                          PRUDENTIAL INTERMEDIATE GLOBAL INCOME
                                            FUND, INC.


                                          /s/ RICHARD A. REDEKER
                                          --------------------------------------
                                              Richard A. Redeker, President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        SIGNATURE                        TITLE                       DATE
        ---------                        -----                       ----

/s/ EDWARD D. BEACH             Director                       February 26, 1998
-----------------------------
    Edward D. Beach


/s/ DELAYNE D. GOLD             Director                       February 26, 1998
-----------------------------
    Delayne D. Gold


/s/ ROBERT F. GUNIA             Director                       February 26, 1998
-----------------------------
    Robert F. Gunia


/s/ DOUGLAS H. McCORKINDALE     Director                       February 26, 1998
-----------------------------
    Douglas H. McCorkindale


/s/ MENDEL A. MELZER            Director                       February 26, 1998
-----------------------------
    Mendel A. Melzer


/s/ THOMAS T. MOONEY            Director                       February 26, 1998
-----------------------------
    Thomas T. Mooney


/s/ STEPHEN P. MUNN             Director                       February 26, 1998
-----------------------------
    Stephen P. Munn


/s/ RICHARD A. REDEKER          Director                       February 26, 1998
-----------------------------
    Richard A. Redeker


/s/ ROBIN B. SMITH              Director                       February 26, 1998
-----------------------------
    Robin B. Smith


/s/ LOUIS A. WEIL, III          Director                       February 26, 1998
-----------------------------
    Louis A. Weil, III


/s/ CLAY T. WHITEHEAD           Director                       February 26, 1998
-----------------------------
    Clay T. Whitehead


/s/ GRACE C. TORRES             Principal Financial            February 26, 1998
-----------------------------     and Accounting Officer
    Grace C. Torres

                                INDEX TO EXHIBITS

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

     1.   (a) Restated Articles of Incorporation. Incorporated by reference to
          Exhibit 1 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1995 (File No. 33-42093).

          (b) Articles Supplementary. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on August 15, 1996 (File No. 33-42093).

     2. Amended By-Laws of Registrant. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-42093).

     3.   Not Applicable.

     4.   (a) Specimen stock certificate.*

          (b) Instruments Defining Rights of Shareholders. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 1994 (File No. 33-42093).

     5. (a) Management Agreement between Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-42093).

          (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-42093).

     6. (a) Selected Dealer Agreement. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-42093).

          (b) Amended and Restated Distribution Agreement. Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on August 15, 1996. (File No. 33-42093).

     7.   Not Applicable.

     8. Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-42093).

     9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to
          Exhibit 9 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-42093).

     10. Opinion of Shereff, Friedman, Hoffman & Goodman, LLP, dated October 3, 1991. Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1996 File No. 33-42093).

     11.  Consent of Independent Accountants.*

     12.  Not Applicable.

     13.  Not Applicable.

     14.  Not Applicable.

     15. (a) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(e) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1995 (File No. 33-42093).

          (b) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1995 (File No. 33-42093).

          (c) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1995 (File No. 33-42093).

     16. (a) Schedule of Computation of Performance Quotations. Incorporated by reference to Exhibit 16(a) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-42093)

          (b) Schedule of Calculation of Aggregate Total Return for Class A and Class B shares. Incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 1994 (File No. 33-42093).

     17.  Financial Data Schedules filed as Exhibit 27 for electronic purposes.*

     18. Rule 18f-3 Plan. Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on August 15, 1996 (File No. 33-42093).

----------
* Filed herewith.